UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SUPERTEL HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPERTEL HOSPITALITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 29, 2014

The Annual Meeting of the shareholders of Supertel Hospitality, Inc. will be held at the DoubleTree by Hilton Omaha Downtown, 1616 Dodge Street, Omaha, Nebraska 68102, on Thursday, May 29, 2014, at 10:00 a.m., local time, for the following purposes:

1.	To elect eight directors to serve on the Board of Directors until the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified;

2.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the permitted maximum size of the Board of Directors from nine (9) to eleven (11) members.

3.	To approve reincorporation of the Company from Virginia to Maryland by merging into a newly formed, wholly-owned Maryland corporation.

4.	To approve certain proposed provisions of the proposed articles of incorporation under Maryland law in connection with such reincorporation.

5.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Only holders of common stock and Series C convertible preferred stock of the Company of record as of the close of business on April 22, 2014 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

We enclose, as a part of this Notice, a Proxy Statement which contains further information regarding the Annual Meeting and the items of business.

In order that your shares may be represented at the Annual Meeting, you are urged to promptly complete, sign, date and return the accompanying Proxy Card in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting in person you may, if you wish, vote personally on all matters brought before the Annual Meeting even if you have previously returned your Proxy Card.

By Order of the Board of Directors,

JAMES H. FRIEND Chairman of the Board

Norfolk, Nebraska

May 1, 2014

SUPERTEL HOSPITALITY, INC.

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Supertel Hospitality, Inc. (the Company) for use at the annual meeting of shareholders to be held on Thursday, May 29, 2014 and any adjournments thereof. The mailing address of the principal executive offices of the Company is 1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701. This Proxy Statement and the Proxy Card, Notice of Meeting and the Company’s Annual Report, all enclosed herewith, are first being mailed to the shareholders of the Company on or about May 1, 2014.

The Proxy Solicitation

There are two parts to this solicitation: the Proxy Card and this Proxy Statement. The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. This Proxy Statement provides you with information that you may find useful in determining how to vote.

The solicitation of proxies is being made by the Company primarily through the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder giving a proxy has the power to revoke it by submitting a properly executed proxy bearing a later date, by delivering written notice of revocation to the Secretary of the Company before or at the Annual Meeting or by attending the meeting and voting in person. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. The proxy will be voted as specified by the shareholder in the space(s) provided on the Proxy Card. If no specification is made, the proxy will be voted “for” the eight nominees for directors.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on May 29, 2014:

The proxy statement and annual report to shareholders for the fiscal year ended December 31, 2013 are available under “Investor Relations” at our website: www.supertelinc.com.

Voting Rights of Shareholders and Votes Required

Only those shareholders of record at the close of business on April 22, 2014, are entitled to notice of and to vote at the Annual Meeting, or any postponements or adjournments of the meeting. At the close of business on April 22, 2014, the Company had 2,901,274 shares of common stock outstanding, $.01 par value per share. The Company has 803,270 shares of non-voting Series A preferred stock, 332,500 shares of non-voting Series B preferred stock, and 3,000,000 shares of voting Series C convertible preferred stock outstanding. The holders of the common stock and the holders of the Series C convertible preferred stock will vote together as one voting group. Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. At this Annual Meeting, each share of the Series C convertible preferred stock entitles the record holder thereof to 0.4923 votes per share upon each matter to be voted upon at the Annual Meeting. Cumulative voting is not permitted. Under Virginia law and the Company’s articles of incorporation and bylaws, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business.

Series C Convertible Preferred Stock Vote Determination

The holders of the Series C convertible preferred stock vote with the holders of the common stock as one voting group, subject to certain voting limitations. For any vote, the voting power of the Series C convertible preferred stock is equal to the lesser of: (a) 0.78625 votes per share, or (b) an amount of votes per share of Series C convertible preferred stock such that the vote of all shares of Series C convertible preferred stock in the aggregate equal 34% of the combined voting power of all Supertel voting stock, minus an amount equal to the number of votes represented by the other shares of voting stock beneficially owned by Real Estate Strategies L.P. and its affiliates. We have been advised by Real Estate Strategies L.P. that as of April 22, 2014, the record date, it beneficially owns 11,723 shares of common stock in addition to the 3,000,000 shares of Series C convertible preferred stock.

At the close of business on April 22, 2014, the record date, there were 2,901,274 shares of common stock outstanding, representing 2,901,274 votes entitled to be cast at the Annual meeting. Voting power of 2,358,750 votes per share of Series C convertible preferred stock exceeds 34% of the votes entitled to be cast at this Annual Meeting. Accordingly, the aggregate number of votes that may be cast by the holders of the common stock and the Series C convertible preferred stock at this Annual Meeting, voting together as one voting group, is 4,378,107 votes, of which 1,476,833 votes, or 0.4922 votes per share, may be cast by the holders of the Series C convertible preferred stock.

Votes Required

Shares of common stock and Series C convertible preferred stock represented by proxies marked “abstain” will be counted as shares present for purposes of determining a quorum. Shares of common stock and Series C convertible preferred stock that are voted by brokers holding shares for beneficial owners on some matters will be treated as present for purposes of determining a quorum, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority is withheld by the broker (“broker non-votes”). No specific provision of Virginia law or the Company’s articles of incorporation or bylaws addresses abstentions or broker non-votes.

The eight nominees receiving the most votes cast at the Annual Meeting will be elected directors; therefore broker non-votes will not affect the outcome of the election of directors.

Approval of the amendment of the Company’s Amended and Restated Articles of Incorporation, the reincorporation of the Company from Virginia to Maryland, and each of the 3 proposed provisions of the proposed articles of incorporation under Maryland law in connection with such reincorporation will each require the approval of the holders of at least a majority of the outstanding shares of common stock and the Series C convertible preferred stock voting together as a single class. Abstentions and broker non-votes have the same effect as a vote against the proposals.

With regard to any other matter, shareholders may vote in favor, vote against or abstain from voting on the matter. Approval of such a matter requires more votes cast “for” the matter than votes cast “against” the matter. Thus, although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining if a proposal has been approved.

SECURITIES OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock and preferred stock as of April 22, 2014 by the following persons (a) each shareholder known to us to beneficially own more than 5% of the outstanding shares of our common stock, (b) each director, (c) each executive officer named in the Summary Compensation Table and (d) all directors and executive officers as a group. A person has beneficial ownership over shares if he or she has or shares voting or investment power over the shares, or the right to acquire that power within 60 days of April 22, 2014.

With respect to our continuing qualification as a real estate investment trust, our Articles of Incorporation contain an ownership limitation, which prohibits both direct and indirect ownership of more than 9.9% of the outstanding shares of our common stock or 9.9% of any series of our preferred stock. Our Articles of Incorporation permit the Board of Directors, in its sole discretion, to exempt a person from this ownership limit if the person provides representations and undertakings that enable the Board to determine that granting the exemption would not result in Supertel losing its qualification as a REIT. Under the Internal Revenue Service rules, REIT shares owned by certain entities are considered owned proportionately by owners of the entities for REIT qualification purposes. The holder of the Series C convertible preferred stock provided representations and undertakings necessary for the Board to grant such an exemption, including a representation that no individual will own 9.9% or more of any class of Supertel stock (per IRS definitions) as a result of the holder’s acquisition of the Series C convertible preferred stock and related warrants for the purchase of common stock.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Real Estate Strategies L. P. 2 Church Street Hamilton DO HM CX, Bermuda	Series C convertible preferred stock common stock	3,000,000	(2)	100%
		1,488,556	(2)	34.0%
Mark H. Tallman P.O. Box 4397 Lincoln, NE 68504	common stock	289,704	(3)	9.9%
2nd Market Capital Advisory Corp. 650 N. High Point Road Madison, WI 53717	Series A preferred stock	73,287	(4)	9.12%
William C. Latham	common stock	117,951	(5)	4.0%
Kelly A. Walters	common stock	41,125	(6)	1.4%
	Series B preferred stock	2,604
George R. Whittemore	common stock	17,063	(7)
John M. Sabin	common stock	3,926
James H. Friend	common stock	1,621
Donald J. Landry	common stock	3,264
Daniel R. Elsztain	common stock	2,176
Corrine L. Scarpello	common stock	12,750	(8)
	Series B preferred stock	225
Patrick E. Beans	common stock	0
Jeffrey W. Dougan	common stock	3,125
All directors and executive officers as a group (10 persons)	common stock	203,001	(9)	7.0%
	Series B preferred stock	2,829

(1)	Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1% of the outstanding class of securities. In calculating the indicated percentage, the denominator includes the shares of common stock that would be acquired by the person through the exercise of options or warrants. The denominator excludes the shares of common stock that would be acquired by any other person upon such exercise.
(2)

Real Estate Strategies L.P., an investment vehicle indirectly controlled by IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”), an Argentinean-based publicly traded company, acquired 3,000,000 shares of Series C convertible preferred stock and 30,000,000 warrants from Supertel in a private placement in February 2012. Up to 30,000,000 shares of common stock may be issued upon conversion of the Series C convertible preferred stock, and up to 30,000,000 shares of common stock may be issued upon the exercise of the warrants. Real Estate Strategies L.P. and its affiliates’ beneficial ownership of voting stock at any time is limited to 34% of the issued and outstanding voting stock of Supertel, notwithstanding preferred voting or conversion rights or warrant exercise rights. “Voting stock” includes the common stock, and means capital stock having the power to vote generally for the election of directors of Supertel. The maximum number of shares that Real Estate Strategies L.P. is entitled to receive on April 1, 2014 through the conversion of shares of Series C convertible preferred stock or warrants held by it to purchase common stock is 1,476,833 shares.

Based on information appearing in Form 4’s and on Amendment No. 1 to a Schedule 13D filed by the Elsztain Group with the Securities and Exchange Commission on February 17, 2012, the Elsztain Group, which includes Real Estate Strategies L.P., has shared voting and shared dispositive power over 11,723 shares of common stock and the 3,000,000 shares of Series C convertible preferred stock. The Elsztain Group, for purposes of Section 13(d)(3) of the Exchange Act, consists of Eduardo S. Elsztain, and the following entities controlled, either directly or indirectly, by Mr. Elsztain: Consultores Assets Management S.A., Consultores Venture Capital Uruguay S.A., Agroinvestment S.A., Idalgir S.A., Consultores Venture Capital Ltd., Ifis Limited, Inversiones Financieras del Sur S.A., Cresud Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria, IRSA, Tyrus S.A., Jiwin S.A., Efanur SA and Real Estate Strategies L.P.

(3)	Based solely on Schedule 13G filed by the beneficial owner with the SEC on January 31, 2014.
(4)	Based solely on Schedule 13G filed by the beneficial owner with the SEC on February 13, 2014.
(5)	Includes 107,951 shares of common stock held by Budget Motels, Inc.
(6)	Includes 8,125 shares of common stock which Mr. Walters has the rights to acquire through the exercise of options.
(7)	Includes 5,772 shares of common stock owned by Mr. Whittemore’s wife.
(8)	Includes 7,188 shares of common stock which Ms. Scarpello has the right to acquire through the exercise of options.
(9)	Includes 15,313 shares of common stock which the directors and executive officers have the right to acquire through the exercise of options.

CORPORATE GOVERNANCE

Independence

The Company’s Articles of Incorporation and the Nasdaq Stock Market listing standards each require that a majority of the Board of Directors are independent directors. The Articles of Incorporation defines an independent director as a person who is not an officer or employee of the Company or an affiliate of (a) any advisor to the Company under an advisory agreement, (b) any lessee of any property of the Company, (c) any subsidiary of the Company, or (d) any partnership which is an affiliate of the Company.

The Nasdaq Stock Market listing standards defines an independent director as a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons are not considered independent under the listing standards:

•	a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

•	a director who accepted or who has a family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

•	compensation for Board or Board committee service;

•	compensation paid to a family member who is an employee (other than an executive officer) of the Company ; or

•	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

•	a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

•	payments arising solely from investments in the Company’s securities; or

•	payments under non-discretionary charitable contribution matching programs;

•	a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•	a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Board of Directors

The current eight-member Board of Directors is comprised of a majority of independent directors, as defined by the Nasdaq Stock Market listing standards and the Company’s Articles of Incorporation. The Board of Directors has determined that the following directors are independent under the Company’s Articles of Incorporation and the Nasdaq Stock Market listing standards: Messrs. Elsztain, Friend, Latham, Landry, Sabin, and Whittemore.

The Board of Directors held fourteen meetings in 2013. During 2013, all directors attended at least 75% of all Board meetings and meetings of the committees on which they served. The non-employee directors met in executive session at three board meetings in 2013 without management present, and intend to meet in executive session without management present at future board meetings.

The Company has not adopted a formal policy on Board members’ attendance at its annual meetings of shareholders, although all Board members are encouraged to attend and historically most have done so. All Board members attended the Company’s 2013 Annual Meeting of Shareholders.

The Company’s Board of Directors has an Investment Committee, Compensation Committee, Nominating Committee and an Audit Committee. The Board of Directors may, from time to time, form other committees as circumstances warrant. Such committees have the authority and responsibility delegated to them by the Board of Directors.

Board Leadership and Risk Oversight

The Board leadership structure consists of a non-employee Chairman, which the Board believes is appropriate for the Company at this time. The Board of Directors is primarily responsible for overseeing the Company’s risk management processes. This responsibility has been delegated by the Board of Directors to the Audit Committee and the Compensation Committee, each with respect to the assessment of the Company’s risks and risk management in its respective areas of oversight.

Compensation Committee

The Compensation Committee currently consists of Messrs. Whittemore (Chairman) and Sabin. Mr. Dayton served until his resignation in October 2013. All current members and prior 2013 members of the Compensation Committee are independent within the meaning of the Nasdaq Global Market listing standards. This committee makes recommendations to the Board regarding executive compensation policy, the actual compensation of Directors and executive officers, and any benefit plans for the Company’s management team. The Compensation Committee held four meetings during 2013. The committee operates pursuant to a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.supertelinc.com in the Investor Relations section under “Governance Docs.”

Nominating Committee

The Nominating Committee currently consists of Messrs. Latham (Chairman), Friend and Landry. Mr. Landry was appointed to the Nominating Committee in April 2014. The committee operates pursuant to a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.supertelinc.com in the Investor Relations section under “Governance Docs.”

Under its charter, the Nominating Committee is to consist of not less than three members. Each member of the Nominating Committee is independent within the meaning of the Nasdaq Stock Market listing standards.

The Nominating Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for election to the board. The Nominating Committee will consider shareholder nominations for directors if made (1) in writing by a shareholder entitled to vote in the election of Directors generally and (2) pursuant to the company bylaws. In order to be considered, in accordance with the Company’s bylaws, shareholder nominations must be received by the Secretary, at the Company’s principal office in Norfolk, Nebraska, not later than (1) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of shareholders for the election of Directors, the close of business on the 7th day following the date on which notice of such meeting is first given to shareholders.

In order to be valid, a shareholder nomination must set forth (1) the name and address of the shareholder who intends to make the nomination; (2) the name and address of the person or persons to be nominated; (3) a representation that the shareholder is a record holder of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (4) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such persons) pursuant to which the shareholder is making the nomination; (5) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (6) the written consent of each nominee to serve as a director if elected. Any candidates submitted by a shareholder or shareholder group are reviewed and considered in the same manner as all other candidates.

The Nominating Committee identifies director nominees through a combination of referrals, including by management, existing board members and shareholders, and direct solicitations, where warranted. Once a candidate has been identified the Nominating Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the board.

Among the factors that the committee considers when evaluating proposed nominees are their experience in the hospitality industry and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The committee may request references and additional information from the candidate prior to reaching a conclusion. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every reasonable effort is made to do so.

The Nominating Committee received no shareholder recommendations for nomination to the Board of Directors in connection with the 2014 Annual Meeting. The Nominating Committee held one meeting during 2013.

Audit Committee

The Audit Committee currently consists of Messrs. Sabin (Chairman), Friend, and Whittemore. All members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The Audit Committee is responsible for the engagement of the independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls. The Audit Committee pre-approves all audit and non-audit services performed by the independent auditor. The Board of Directors has determined that Messrs. Sabin and Whittemore are audit committee financial experts within the meaning of regulations of the Securities and Exchange Commission (the “SEC”). The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.supertelinc.com in the Investor Relations section under “Governance Docs.” The Audit Committee held six meetings during 2013. The Audit Committee has a written policy with respect to its review and approval or ratification of transactions between the Company and a director, executive officer or related person covered by the SEC’s rule S-K 404(a).

Investment Committee

The Investment Committee currently consists of Messrs. Landry (Chairman), Elsztain, Sabin, Walters, and Whittemore. The committee met eight times in 2013. The Investment Committee’s primary responsibility is to review and approve or reject the Company’s proposed acquisition and divestiture of hotel properties, other investments in hotel properties, or other Company assets. The committee approves guidelines and processes for acquisitions to be presented to the Board of Directors, makes recommendations to the Board and senior management regarding acquisitions, reviews due diligence and financial analysis for hotel acquisition, divestiture and investments, and makes recommendations on the Board’s acquisition and divestment strategies. The committee has the authority to approve hotel acquisitions within the purchase price authority as set by the Board from time to time, and to approve of any hotel divestiture in accordance with divestiture strategy established by the Board. The committee operates pursuant to a written charter adopted by the Board in March 2012. A copy of charter is available on our website at www.supertelinc.com in the Investor Relations section under “Governance Docs.”

Shareholder Communications with the Board of Directors

The Company provides an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so in writing to Board of Directors, Supertel Hospitality, Inc., 1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701. Correspondence directed to an individual board member will be referred to that member. Correspondence not directed to a particular board member will be referred to the Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 2013. Mr. Whittemore was an executive officer of the Company from November 2001 to August 2004. No executive officer of the Company served as a member of the compensation committee or as a director of any company where an executive officer of such company is a member of the Compensation Committee or is a director of the Company.

Certain Relationships and Related Transactions

Purchase Agreement and Series C Convertible Preferred Stock. On November 16, 2011, with the unanimous approval of the Board of Directors, the Company and Supertel Limited Partnership entered into a Purchase Agreement (the “Purchase Agreement”) with Real Estate Strategies L.P., a Bermuda limited partnership (“RES”), for the purchase from the Company of up to 3 million shares of Series C convertible preferred stock. RES is an affiliate of IRSA Inversiones y Representaciones Sociedad Anónima, a publicly-traded company (NYSE: “IRS”) based in Buenos Aires, Argentina (“IRSA”). The Company issued an aggregate of 3,000,000 shares of Series C convertible preferred stock to RES for $30 million in closings on February 1 and February 15, 2012.

The Series C convertible preferred stock is convertible, at the option of the holder, at any time into common stock at a conversion price of $8.00 for each share of common stock, which is equal to the rate of 1.25 shares of common stock for each share of Series C convertible preferred stock. A holder of Series C convertible preferred stock will not have conversion rights to the extent the conversion would cause the holder and its affiliates to beneficially own more than 34% of voting stock (the “Beneficial Ownership Limitation”). “Voting stock” means capital stock having the power to vote generally for the election of directors of the Company.

The Series C convertible preferred stock will vote with the common stock as one class, subject to certain voting limitations. For any vote, the voting power of the Series C convertible preferred stock will be equal to the lesser of: (a) 0.78625 vote per share, or (b) an amount of votes per share such that the vote of all shares of Series C convertible preferred stock in the aggregate equal 34% of the combined voting power of all the Company voting stock, minus an amount equal to the number of votes represented by the other shares of voting stock beneficially owned by RES and its affiliates (the “Voting Limitation”).

As long as RES has the right to designate two or more directors to the Company Board of Directors pursuant to the Directors Designation Agreement (described below), the following requires the approval of RES and IRSA:

•	the merger, consolidation, liquidation or sale of substantially all of the assets of the Company;

•	the sale by the Company of common stock or securities convertible into common stock equal to 20% or more of the outstanding common stock or voting stock; or

•	any Company transaction of more than $120,000 in which any of its directors or executive officers or any member of their immediate family will have a material interest, exclusive of employment compensation and interests arising solely from the ownership of the Company equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis.

Warrants. On February 1, 2012 and February 15, 2012, with the unanimous approval of the Board of Directors and in connection with the purchase of the Series C convertible preferred stock, the Company issued and RES received warrants (“Warrants”) to purchase 3,725,000 shares of the Company’s common stock. Subject to the Beneficial Ownership Limitation, the Warrants are exercisable at any time on or before January 31, 2017 at an exercise price of $9.60 per share of common stock. The exercise price may be paid in cash, or the holder may also elect to pay the exercise price by having the Company withhold a sufficient number of shares from the exercise with a market value equal to the exercise price.

Investor Rights and Conversion Agreement. The Company, with the unanimous approval of the Board of Directors, entered into an Investor Rights and Conversion Agreement (the “Investor Rights and Conversion Agreement”) dated February 1, 2012 with RES and IRSA pursuant to which the Company granted RES and its affiliates and their respective subsidiaries, among other rights, the right to purchase equity shares or securities convertible into equity shares in future Company offerings on a pro rata basis based on their combined ownership of common stock and Series C convertible preferred stock, provided that such purchase would not cause RES and its affiliates to exceed the Beneficial Ownership Limitation. In the agreement, RES agreed to certain standstill provisions including that neither RES nor its affiliates will acquire any securities that would result in RES and its affiliates owning more than 34% of the voting stock of the Company.

Registration Rights Agreement. The Company, with the unanimous approval of the Board of Directors, entered into a registration rights agreement (the “Registration Rights Agreement”) dated February 1, 2012 with RES and IRSA. The Registration Rights Agreement requires the Company to register for resale by the holders the common stock issued upon conversion of the Series C convertible preferred stock and upon exercise of the Warrants, and the Warrants and the Series C convertible preferred stock. The Registration Rights Agreement also grants RES the right to participate in certain future underwritten offerings of securities by the Company.

Directors Designation Agreement. The Company, with the unanimous approval of the Board of Directors, entered into a directors designation agreement (the “Directors Designation Agreement”) dated February 1, 2012 with RES and IRSA pursuant to which the Company will appoint up to four directors designated by RES and IRSA to the Company Board of Directors. See “Item 1. Election of Directors” below.

Loan Agreement. On January 9, 2014, the Company entered into a loan agreement with RES, whereby the Company may borrow up to $2,000,000 from time to time in revolving loans, subject to the conditions therein. In the event the Company does not complete a rights offering of common stock on or before April 15, 2014, RES has the option until July 9, 2015, the maturity date of the loan agreement, subject to any ownership limitations RES may then be subject to, to convert up to $2,000,000 of the loan into a number of shares of common stock of the Company (the “Loan Conversion”) determined at the rate per share equal to the greater of (a) the average weighted price of the common stock of the Company for the five trading days preceding the day RES exercises the Loan Conversion, or (b) $1.74 per share, the greater of book or market value of the common stock at the time, and as determined, with respect to Nasdaq Marketplace Rule 5635(d).

ITEM 1. ELECTION OF DIRECTORS

Nominees for Directors

The Company’s articles of incorporation provide that the Board of Directors can set the number of directors, but also provide that the Board of Directors must have no less than three nor more than nine directors. The Board of Directors is presently comprised of eight members. Eight directors will be elected at the Annual Meeting and will serve a term expiring at the next annual meeting or until a successor is selected. Each of the nominees is currently a director and has served continuously since joining the Board.

The Board of Directors has no reason to doubt the availability of the nominees, and all have indicated their willingness to serve as a director of the Company if elected. If any nominee becomes unavailable or unwilling to serve as a director for any reason, the person named as proxy on the Proxy Card is expected to consult with the Nominating Committee of the Company in voting the shares represented by the proxies, including voting for a substitute nominee.

In connection with a $30 million investment by RES in the Series C convertible preferred stock, the Company and RES entered into Directors Designation Agreement dated February 1, 2012. Pursuant to the agreement, RES may appoint up to four directors for the Board of Directors based on RES’s voting power on a fully diluted basis (exclusive of the warrants held by RES). RES may appoint the following number of directors if it owns the indicated percentage of voting power:

Voting Power	No. of Directors
34%	4
22% or more but less than 34%	3
14% or more but less than 22%	2
7% or more but less than 14%	1

Pursuant to the designation of RES, Messrs. Elsztain, Friend, and Sabin have been nominated for election as members of the Board.

RES has agreed to vote for the election of Messrs. Borgmann, Dayton, Latham, Walters and Whittemore and their successors as nominated by the Nominating Committee of the Board. Mr. Dayton resigned from the Board in October 2013 and Mr. Borgmann resigned from the Board in March 2014. One of the directors designated by RES will be appointed to the Nominating Committee. As long as RES beneficially owns 7% or more of the voting power of the capital stock of the Company, the RES designees will be nominated and recommended for election at each annual meeting of the Company stockholders.

The names of the director nominees, and certain information about them, are set forth below.

Daniel R. Elsztain, Director. Mr. Elsztain, age 41, obtained a degree in Economic Sciences from the Torcuato Di Tella University and has a Masters in Business Administration from the Austral IAE University. At present, he is a member of the board of IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”), a real estate public company listed both on the New York Stock Exchange (“NYSE”) and the Buenos Aires Stock Exchange (“BASE”), as well as its Chief Operating Officer and other executive capacities since 2004. He is a board member of Alto Palermo S.A. (APSA), a retail public company listed both on NASDAQ and BASE. His extensive experience in IRSA’s real estate operations and his participation on other public company boards provides the Board with a source of substantial lodging and real estate knowledge.

Committees: Investment

James H. Friend, Chairman of the Board. Mr. Friend, age 62, has been president and CEO of Friend Development Group, LLC since 1997 and has been actively involved in the hotel and real estate business for more than 26 years. Mr. Friend has extensive experience in the development process, including ground-up development, renovations, adaptive re-use and mixed-use developments. He has particular expertise developing and financing complicated real estate projects in urban and suburban areas. Mr. Friend has arranged financing for hotel and other real estate projects in excess of $500 million. He has worked closely with all major hotel brands, including Hilton, Marriott, Hyatt, Starwood, Intercontinental, Wyndham and Choice. He also has experience working with numerous luxury and independent luxury hotel brands as well as with branded and unbranded boutique hotels. Mr. Friend has partnered with major institutions, investment funds, high net worth families and significant hotel investment groups. He has advised NYSE companies, REIT’s, banks, hedge funds and privately held companies in a wide range of real estate product types, including hotels, retail, assisted living, multi-family and mixed-use development.

Mr. Friend is a graduate of Stanford University and the Northwestern University School of Law. He is a member of the Bar of the State of New York. He has served on various philanthropic boards, including the board of directors of the Stanford Alumni Association and currently is the chairman of the Stanford New York Alumni Board. He also has served as an adjunct professor at the Tisch Center for Hospitality, Tourism and Sports Management at New York University.

Mr. Friend’s years of work in the hotel and real estate industry provides the Board with a diverse and unique source of hotel and real estate knowledge.

Committees: Audit, Nominating

Donald J. Landry, Director. Mr. Landry, age 65, is president and owner of Top Ten, an independent hospitality industry consulting company. Mr. Landry has over forty five years of lodging and hospitality experience in a variety of leadership positions. Most recently, Mr. Landry was the Chief Executive Officer, President and Vice Chairman of Sunburst Hospitality Inc. Mr. Landry has also served as President of Choice Hotels International, Inc., Manor Care Hotel Division and Richfield Hotel Management. Mr. Landry currently serves on the corporate advisory boards of Campo Architects, UniFocus and Windsor Capital Group, Quantum Leap and numerous nonprofit boards. Mr. Landry is a member of the board of trustees of Hersha Hospitality Trust. Mr. Landry is a frequent guest lecturer at the University of New Orleans where he serves on the board of the School of Hospitality, Restaurant and Tourism. Mr. Landry holds a bachelor of science from the University of New Orleans, which awarded him Alumnus of the Year in 1999. Mr. Landry is a Certified Hotel Administrator.

Mr. Landry’s 45 years of experience in the lodging and real estate industries, including his roles as Chief Executive Officer, President and Vice Chairman of Sunburst Hospitality Inc. and President of Choice Hotels International, Inc., Manor Care Hotel Division and Richfield Hotel Management provides the Board with an experienced source on lodging and real estate industries.

Committee: Investment, Nominating

William C. Latham, Director. Mr. Latham has served as a director of the Company since December 2008. Mr. Latham, age 80, is the founder and Chairman of the Board of Budget Motel, Inc. since 1972. Budget Motel, Inc. owns and operates multiple hotels in several states. Mr. Latham was previously a member of the Board of Directors and served as Chairman of the Commonwealth Savings and Loan Association in Manassas, Virginia. Mr. Latham currently sits on several advisory boards and is an active member of the Virginia Tech Foundation’s Board of Directors and its audit committee. Mr. Latham is a graduate of Virginia Polytechnic Institute. He has been active in the ownership and management of hotels since 1972 and, as a veteran of hotel operations and with many years of experience from serving on business and advisory boards, he provides the Board with a significant experienced resource for Company operations.

Committee: Nominating

John M. Sabin, Director. Since May 2011, Mr. Sabin, age 59, has been the Executive Vice President and Chief Financial Officer of Revolution LLC as well as the Chief Financial Officer of The Stephen Case Foundation and the Case Family Office. Previously he was the Chief Financial Officer and General Counsel of Phoenix Health Systems, Inc. a private healthcare information technology outsourcing and consulting firm, from October 2004 to May 2011. Mr. Sabin was the Chief Financial Officer, General Counsel and Secretary of NovaScreen Biosciences Corporation, a private bioinformatics and contract research biotech company, from January 2000 to October 2004. Prior to joining NovaScreen, Mr. Sabin served as a finance executive with Hudson Hotels Corporation, Vistana, Inc., Choice Hotels International, Inc., Manor Care, Inc. and Marriott International, Inc. all of which were public companies at the time of his service. In his professional life Mr. Sabin has had commercial lease experience with a national law firm, transactional real estate experience with national hospitality and health care firms, commercial real estate financing experience, IPO experience, as well as experience as an audit committee and board member of several other public companies. Mr. Sabin is a member of the board of trustees of Hersha Hospitality Trust. Mr. Sabin has received Bachelor of Science degrees in Accounting and in University Studies; a Masters of Accountancy and a Masters in Business Administration from Brigham Young University, and he also received a Juris Doctor from the J. Reuben Clark Law School at Brigham Young University. Mr. Sabin is a licensed CPA and is admitted to the bar in several states.

Mr. Sabin’s qualifications include substantial hospitality industry experience, as well as his substantial legal, finance and accounting experience. His current and prior service as both General Counsel and Chief Financial Officer of various companies provides the Board with valuable insights with respect to finance, accounting, legal and corporate governance matters.

Committees: Audit, Compensation, Investment

Corrine L. Scarpello, Director, Senior Vice President and Chief Financial Officer. Ms. Scarpello became Chief Financial Officer of the Company on August 31, 2009. She joined the Company in November 2005 having worked for a year as a consultant for the Company and its management company. Ms. Scarpello, age 60, previously worked for Mutual of Omaha for 17 years, serving as the Vice President of Accounting and Administration for a subsidiary and as Manager in their mergers and acquisitions department. Ms. Scarpello also has accounting and auditing experience with PricewaterhouseCoopers (formerly Coopers and Lybrand) and is a CPA. Ms. Scarpello is currently a director of Nature Technology Corp., a biotech company. Ms. Scarpello is a graduate of the University of Nebraska at Omaha. Ms. Scarpello is a significant resource for the Board in its deliberations with her many years of experience in accounting and finance and extensive experience with the Company’s operations.

Kelly A. Walters, Director, President and Chief Executive Officer. Mr. Walters joined the Company and became President and Chief Executive Officer on April 14, 2009. Mr. Walters, age 53, is a former Senior Vice President from October 2006 to April 2009 for North Dakota-based Investors Real Estate Trust (IRET), a self-advised equity real estate investment trust. Prior to IRET, he was Senior Vice President and Chief Investment Officer from 1993 to 2006 of Omaha-based Magnum Resources, Inc., a privately held real estate investment and operating company. Preceding Magnum Resources, Mr. Walters was an officer and senior portfolio manager at Brown Brothers Harriman & Company in Chicago. He also held investment positions with Peter Kiewit Sons’ Inc. Mr. Walters is currently a director of Bridges Investment Fund Inc., a publicly traded mutual fund. He holds a B.S.B.A. degree in banking and finance from the University of Nebraska at Omaha and an EMBA from the University of Nebraska. Mr. Walters’ experience with real estate investment trusts and many years of experience in real estate investment provides the Board with extensive knowledge of the operation of real estate investment trusts and real estate investments.

Committee: Investment

George R. Whittemore, Director. Mr. Whittemore has served as a director of the Company since November 1994. Mr. Whittemore, age 64, retired, served as President and Chief Executive Officer of the Company until August 15, 2004. Mr. Whittemore served as Senior Vice President and director of both Anderson & Strudwick, Incorporated, a brokerage firm based in Richmond, Virginia, and Anderson & Strudwick Investment Corporation, from October 1996 until October 2001. Anderson & Strudwick has served as an underwriter for Company public stock offerings. He served as a director and the President and Managing Officer of Pioneer Federal Savings Bank and its parent, Pioneer Financial Corporation, from September 1982 until August 1994, when these institutions were acquired by a merger with Signet Banking Corporation (now Wells Fargo Corporation). Mr. Whittemore was appointed President of Mills Value Adviser, Inc., a registered investment advisor, in April 1996. Mr. Whittemore is currently a director of Village Bank & Trust in Richmond, Virginia. He is also a director of Lightstone Value Plus Real Estate Investment Trust, Inc. and Lightstone Value Plus Real Estate Investment Trust II, Inc. and serves on the audit committee of these two companies. Mr. Whittemore is a graduate of the University of Richmond. Mr. Whittemore’s experience as a director of real estate trusts and as a former chief executive of the Company provides significant assistance to the Board in the oversight of Company business and the conduct of Company operations as a real estate investment trust.

Committees: Audit, Compensation, Investment

Unless authority for the above nominees is withheld, the person named as proxy on the Proxy Card will vote the shares represented by the enclosed proxy card, if executed and returned, “for” the election of the nominees named above.

The Board of Directors Unanimously Recommends a Vote “FOR” each of the Nominees.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis provides information which the Compensation Committee of the Board of Directors (the “Committee”) believes is relevant to an assessment and understanding of compensation awarded to, earned by or paid to the Company’s executive officers listed in the summary compensation table (named executive officers). This discussion should be read in conjunction with the summary compensation table and related tables below. Mr. Dayton resigned from the Board of Directors (the “Board”) and the Committee on October 9, 2013.

Compensation Overview and Objective. The Committee has the responsibility for developing and maintaining an executive compensation policy for named executive officers that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The objective of the Company’s compensation program is to attract and retain a high caliber of management who will manage the Company in a manner that will promote its goals to achieve long term profitability and to advance the interest of the Company’s shareholders. The Committee believes that the performance in 2013 of the named executive officers indicate their commitment to achieving such goals for the Company and its shareholders. The compensation program for named executive officers seeks to achieve the objective of retaining a high caliber of management by:

•	providing overall competitive pay levels,

•	creating proper incentives to enhance shareholder value,

•	rewarding superior performance, and

•	compensating at levels that are justified by the returns available to shareholders.

Compensation Practices. The Committee reviews and evaluates the performance of the executive officers during the year, and will award cash bonuses or long-term incentives for significant performance.

The Company adopted the Supertel 2006 Stock Plan in 2006 for the benefit of its named officers and other employees. The plan, approved by the Company shareholders, is the only equity based compensation plan adopted by the Company. The Company does not have a pension plan. The Company’s executive officers may participate in its 401(k) Plan on the same terms as other participating employees. The Company does not maintain a perquisite program for its executive officers.

Employment Agreements

In connection with the $30 million investment by Real Estate Strategies L.P. (“RES”) in preferred stock of the Company, the Company entered into employment agreements, approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) on February 1, 2012 with Kelly A. Walters, President and Chief Executive Officer, and Corrine L. Scarpello, Senior Vice President and Chief Financial Officer. The agreements maintain the named executive’s 2011 base salaries. The Company entered into an employment agreement, approved by the Compensation Committee, with Jeffrey W. Dougan on July 15, 2013 with the commencement of his employment as the Company’s Chief Operating Officer. Under the agreement Mr. Dougan receives an annual base salary of $190,000, and was paid a cash signing bonus of $25,000 and a relocation expense reimbursement of up to $25,000.

The employment agreements provide that base salaries will be reviewed annually and further provide that the executives will be considered for cash bonuses and option grants annually. Any such bonus is to be based on the recommendation of the Compensation Committee and any such option grant is to be made in the sole discretion of the Compensation Committee. One-third of the severance will be paid in the form of the Company’s equity to the extent available from shareholder approved plans. The employment agreements of Mr. Walters and Ms. Scarpello terminate on January 31, 2015. The employment agreement of Mr. Dougan continues until July 14, 2015 and thereafter until terminated by the Company or Mr. Dougan.

Components of Compensation. The Company’s executive compensation has three components, each of which is intended to support the overall compensation objective of retaining a high caliber of management. The three components are base salary, annual bonuses, and equity incentives. Since 2006, the Company has had the ability to use equity incentives in the compensation program for named executive officers. The Company paid cash and equity compensation in 2013 to its named executive officers.

Base Salary. Base salary is targeted to be competitive to attract and retain executives qualified to manage a hotel REIT. Base salary is intended to compensate the executive for satisfying the requirements of the position. Salaries for executive officers are typically reviewed by the Compensation Committee on an annual basis and may be changed based on the individual’s performance or a change in competitive pay levels in the marketplace.

Historically the Compensation Committee reviews with the Chief Executive Officer an annual salary plan for the Company’s executive officers (other than the Chief Executive Officer). The salary plan is modified as deemed appropriate and approved by the Compensation Committee. The annual salary plan is developed by the Chief Executive Officer and is based on his judgment as to the past and expected future contributions of the individual executive. The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on the Compensation Committee’s assessment of his past performance, leadership in the conduct of the Company’s business, and its expectation as to his future contribution in directing the long-term success of the Company.

The Compensation Committee has not reviewed executive salaries for 2014, and executive base salaries remain unchanged from 2013 levels.

Annual Bonuses. No discretionary cash bonuses were awarded to the named executive officers in 2013.

Equity Incentive Plan. Equity stock incentives are provided primarily through grants of stock options to executive officers pursuant to the shareholder approved Company 2006 Stock Plan. The Committee recognizes the value of equity incentives in assisting the Company in the hiring and retaining of management personnel and in enhancing the long-term mutuality of interest between the Company shareholders and its directors, officers and employees. Stock options are granted at the market value on the date of the grant and have value only if the Company’s stock price increases. Employees must be employed by the Company at the time of vesting in order to exercise the options.

No equity awards were granted under the Company 2006 Stock Plan to the named executive officers in 2013. Stock options for 25,000 shares of common stock and 25,000 shares of restricted common stock were granted to Mr. Dougan as an inducement material to Mr. Dougan’s acceptance of employment with the Company, outside of the Company 2006 Stock Plan.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

George R. Whittemore, Chairman
John M. Sabin

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus (S)	Stock Awards ($)(1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Kelly A. Walters Chief Executive Officer	2013 2012 2011	290,000 262,000 262,000	0 0 0	0 22,500 0	0 9,750 0	10,200 36,300 37,800	300,200 330,550 299,800
Corrine L. Scarpello Chief Financial Officer	2013 2012 2011	200,100 200,100 200,100	0 0 0	0 18,000 0	0 7,800 0	8,408 8,004 8,004	208,508 233,904 208,104
Jeffrey W. Dougan (3) Chief Operating Officer	2013	84,038	25,000	22,750	5,000	4,362	141,150
Steven C. Gilbert (4) Former Chief Operating Officer	2013 2012 2011	144,000 144,000 144,000	0 0 0	0 0 0	0 0 0	5,760 5,760 5,760	149,760 149,760 149,760
Patrick E. Beans (5) Senior Vice President and Treasurer	2013	133,846	0	0	0	5,354	139,200

(1)	These columns reflect the grant date fair value of the stock awards and stock options granted in accordance with FASB Accounting Standards Codification Topic 718. See footnote 12 to the Company’s consolidated financial statements for the assumptions used in the valuation of these awards.
(2)	Amounts for the named executive officers represent contributions credited by the Company during 2013, 2012, and 2011 to its 401(k) plan. Amount for Mr. Walters also includes director fees of $26,500 and $28,000, respectively, earned by him during 2012 and 2011. Mr. Walters no longer receives director fees starting in 2013.
(3)	Mr. Dougan became our Chief Operating Officer in July 2013. Mr. Dougan was paid a signing bonus of $25,000 on July 15, 2013 with the commencement of his employment at the Company.
(4)	Mr. Gilbert retired in December 2013.
(5)	Mr. Beans became our Senior Vice President and Treasurer in March 2013.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Kelly A. Walters Chief Executive Officer	2,500 3,125	0 0	11.36 7.84	Dec. 2, 2014 Dec 4, 2015	1,563	3,814
Corrine L. Scarpello Chief Financial Officer	2,500 2,500	0 0	11.36 7.84	Dec. 2, 2014 Dec. 4, 2015	1,250	3,050
Steven C. Gilbert Former Chief Operating Officer	2,500	0	11.36	Dec 2, 2014
Jeffrey W. Dougan Chief Operating Officer	0	3,125	8.08	July 15, 2017	3,125	7,625

(1)	The options expiring on July 15, 2017 vest in equal one-third increments on July 15, 2014, 2015 and 2016.
(2)	The restricted shares for Mr. Walters and Ms. Scarpello that have not vested will vest on May 22, 2014. The restricted shares for Mr. Dougan that have not vested will vest in one-third increments on July 15, 2014, 2015, and 2016. Market value is based on the closing price of the common stock on December 31, 2013.

Potential Payments Upon Termination or Change-in-Control

The employment agreements with Mr. Walters and Ms. Scarpello provide for the payment of severance in the event the Company terminates employment without cause or the executive terminates employment for good reason. “Cause” for these employment agreements means (a) an unlawful or criminal act by the executive involving moral turpitude or resulting in a financial loss to the Company, or upon conviction of a felony; or (b) subject to certain cure rights of the executive, the executive fails to obey written directions delivered to the executive by the Board or Chief Executive Officer, or the executive commits a material breach of any of the covenants, terms and provisions of the agreement. “Good Reason” means, subject to certain exceptions and cure rights of the Company, the occurrence of one of the following events, without the Employee’s prior written consent, (a) a material diminution in the executive’s duties or responsibilities or any material demotion of the executive, (b) a requirement that the executive work principally from a location outside the 50 mile radius of the current Company offices in Norfolk, Nebraska or Omaha, Nebraska, (c) a material reduction in the executive’s base salary, or (d) upon a change of control of the Company, the Company’s failure to obtain an agreement from any successor of the Company to assume the employment agreement.

The employment agreements of Mr. Walters and Ms. Scarpello terminate on January 31, 2015. Their severance payment is three times their base salary. Severance amounts for both executives reduce by six months during each year of employment. One-third of the severance will be paid in the form of the Company’s equity to the extent available and permissible under shareholder-approved plans.

The employment agreement with Mr. Dougan provides for the payment of severance in the event the Company terminates employment without cause. “Cause” for this employment agreement means (a) an unlawful or criminal act by the executive involving moral turpitude or resulting in a financial loss to the Company, or upon conviction of a felony; or (b) subject to certain cure rights of the executive, the executive fails to obey written directions delivered to the executive by the Board or Chief Executive Officer, or the executive commits a material breach of any of the covenants, terms and provisions of the agreement. His employment agreement continues until July 14, 2015 and continues thereafter until terminated by either the Company or Mr. Dougan. If he is terminated without cause prior to July 15, 2014, he will receive severance, paid in bi-weekly installments, equal to 12 months of his base salary. If he is terminated without cause on or before July 15, 2015, he will receive severance, paid in bi-weekly installments, equal to 12 months of his base salary, reduced by 1/12th for each month he is employed by the Company after July 15, 2014. One-third of the severance may be paid in the form of the Company’s equity to the extent available and permissible under shareholder-approved plans.

If on the last day of fiscal 2013 the Company discharged Mr. Walters, Ms. Scarpello or Mr. Dougan without cause or, in the case of Mr. Walters or Ms. Scarpello, the executive terminated for good reason, then the executives would have received a multiple of their current base salary, aggregating for each such executive: Mr. Walters – $725,010; Ms. Scarpello – $500,250; and Mr. Dougan – $190,000.

The Company’s shareholder-approved 2006 Stock Plan provides that all outstanding options become immediately exercisable and restricted stock awards immediately vest in the event of a change in control. Additionally, Mr. Dougan’s restricted stock award agreement provides that his restricted stock award immediately vests in the event of a change of control (as defined in the Company 2006 Stock Plan). A change in control, defined in the Company’s 2006 Stock Plan, generally occurs if: (i) a person, entity or group (excluding Company plans) acquires 50% or more of the Company’s common stock or total voting power of the Company’s voting securities; (ii) incumbent directors or their replacements (whose election or nomination was approved by at least a majority of then incumbent directors) cease to constitute a majority of the board; (iii) a reorganization, merger, consolidation, or sale of substantially all of the Company’s assets occurs unless the Company’s shareholders prior to the transaction own after the transaction 50% or more of the voting power of the Company’s securities; and (iv) the Company is liquidated or dissolved. If such a change in control had occurred on the last day of fiscal 2013, the incremental value (fair market value of company common stock on such date less exercise price) of unvested options held by Mr. Walters and Ms. Scarpello would have been: Mr. Walters - $-0- and Ms. Scarpello - $-0-; and the value of unvested restricted stock held by Mr. Walters, Ms. Scarpello and Mr. Dougan would have been: Mr. Walters - $3,814, Ms. Scarpello - $3,050 and Mr. Dougan $7,625. The unvested stock options for such individuals and the unvested restricted stock for such individuals are set forth in the Outstanding Equity Awards at Fiscal Year-End table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Steve H. Borgmann*	28,000	0	0	28,000
Allen L. Dayton*	20,989	0	0	20,989
Daniel R. Elsztain	27,500	3,765	0	31,265
James H. Friend	35,000	0	0	35,000
Donald J. Landry	28,000	5,647	0	33,647
William C. Latham	29,500	0	0	29,500
John M. Sabin	31,000	3,765	0	34,765
George R. Whittemore	31,000	3,765	0	34,765

* Mr. Borgmann resigned from the Board of Directors on March 26, 2014. Mr. Dayton resigned from the Board of Directors on October 9, 2013.

Each director in 2013 received an annual retainer of $20,000. Additionally, directors received fees of $1,000 per board meeting attended in person and $500 per telephonic board meeting. Committee chairmen received compensation as follows: Audit Committee chairman annual retainer of $3,000 and Compensation Committee chairman annual retainer of $1,500. Each Audit Committee member, other than the chairman, receives a fee of $375 per quarter. Mr. Friend, also received director fees of $5,500 for multi-day meetings and on-site review of potential hotel acquisitions. The Investment Committee chairman receives a monthly fee of $750. Each member of the Investment Committee who is an independent director, other than the chairman, receives a monthly fee of $500. The fees to the Investment Committee are paid quarterly in arrears in common stock issued under the 2006 Stock Plan, based on a value per share equal to the average of the closing price of the common stock during the first 20 trading days of the year.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three Directors, each of whom satisfies the independence and financial literacy requirements of the Nasdaq Stock Market listing standards. The Board of Directors has determined that Mr. Sabin and Mr. Whittemore are audit committee financial experts (as defined by the Securities and Exchange Commission). The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with U.S. generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and KPMG.

The Audit Committee received from and discussed with KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with KPMG any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board relating to communications between the Audit Committee and the independent auditors.

Based upon the Audit Committee’s discussions with management and KPMG and the Audit Committee’s review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

John M. Sabin, Chairman
James H. Friend
George R. Whittemore

ITEM 2. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the maximum permitted number of members of the Board of Directors from nine members to eleven members.

The amendment, attached hereto as Appendix A, amends Section A of Article V of the Articles of Incorporation in its entirety to read as follows:

A. The Corporation shall have a Board of Directors consisting of not less than three (3) nor more than eleven (11) members unless otherwise determined from time to time by resolution adopted by the affirmative vote of a majority of the shareholders. A director need not be a shareholder. At the annual meeting of shareholders, the shareholders shall elect directors to serve a one-year term and until their successors are duly elected and qualified.

Upon shareholder approval, the Company will file Articles of Amendment with the Virginia State Corporation Commission to reflect this amendment.

The Board believes that an increase in the maximum permitted number of members of the Board appropriately provides two additional board seats in the event holders of the Company’s Series A preferred stock and/or Series B Preferred Stock become entitled to elect two directors.

Commencing with dividends due on the Company’s preferred stock on December 31, 2013, the Company suspended payment of dividends on the Series A preferred stock, Series B preferred stock and Series C convertible preferred stock to preserve capital and improve liquidity.

Holders of the Series A preferred stock generally have no voting rights. However, if dividends on the Series A preferred stock are in arrears for six consecutive months or nine months (whether or not consecutive) in any twelve-month period, holders of the Series A Preferred Stock, voting together as a single class with all series of preferred stock for which like voting rights are exercisable, will be entitled to elect two directors.

Holders of the Series B preferred stock generally have no voting rights. However, if the dividends on the Series B Preferred stock are in arrears for six or more quarterly periods (whether or not consecutive), holders of the Series B Preferred Stock, voting together as a single class with all series of preferred stock for which like voting rights are exercisable, will be entitled to elect two directors.

If the right to elect two directors arises for the holders of either or both of the Series A preferred stock and the Series B preferred stock, the terms of such directors will end up to twelve months after all dividend arrearages have been paid.

The Board intends to utilize the additional two seats on the Board only if and at the times the holders of the Series A preferred stock and/or Series B preferred stock are entitled to elect two directors.

The amendment to the Articles of Incorporation must be approved by a majority of all votes entitled to be cast by holders of record of shares of common stock and Series C convertible preferred stock, voting as a single class. Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

ITEM 3: PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND

The Board of Directors has unanimously approved the proposal to reincorporate from Virginia to Maryland and, for the reasons discussed below, believes that changing our state of incorporation to Maryland is in the Company’s best interests and the best interests of our shareholders. We will hereinafter refer to our proposed reincorporation as the “Reincorporation”. The effect of the Reincorporation will be to change the law applicable to our corporate affairs from Virginia law to Maryland law. Following the Reincorporation:

•	The Company’s corporate office will continue to be located in Nebraska — we will not establish any new offices or operations in Maryland as a result of the Reincorporation;

•	The Company’s business and management will continue to be the same as immediately before the Reincorporation; and

•	The Company’s fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Reincorporation.

The Board believes that because of Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Virginia courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. The Board believes that the comprehensive Maryland statutes, Maryland’s policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Virginia and they provide the directors and management of a REIT with greater certainty and predictability in managing its affairs. That this belief is commonly held is evidenced by, among other things, the fact that approximately 76% of publicly owned REITs are formed under Maryland law.

The number of REITs organized under Maryland law may be attributable to the fact that for many years Maryland has encouraged REITs to establish their legal domicile in Maryland. In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws that are periodically updated and revised to meet changing business needs (including a separate statute governing REITs that are organized as trusts). As compared to the Virginia Stock Corporation Act (“VSCA”) and other state corporation’s statutes, the Maryland General Corporation Law (“MGCL”) and other provisions of Maryland law are considered to be favorable to REITs for numerous reasons, including more favorable provisions under the MGCL permitting charter restrictions on the transferability of stock, which are necessary to satisfy REIT tax requirements.

The Board of Directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of publicly owned REITs, would be in the best interest of the Company and its shareholders.

What are the Benefits of the Reincorporation?

The Board believes that we will benefit in several ways by changing our state of incorporation from Virginia to Maryland:

•	upon consummation of the Reincorporation, the Company will be governed by the MGCL, which contains provisions conducive to the operations of a REIT;

•	the fact that the large majority of public reporting REITs are currently organized under the laws of Maryland has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Virginia corporation; and

•	being governed by Maryland law will bring our corporate governance more in line with that of other REITs.

What are the Disadvantages of the Reincorporation?

While the Board believes that the Reincorporation is in the best interests of the Company and its shareholders, Virginia and Maryland law differ in some respects. The rights of shareholders and the powers of our Board and our officers under Virginia and Maryland law are discussed in more detail below.

How will the Reincorporation be Accomplished?

The Reincorporation will be accomplished by means of the merger of the Company with and into Supertel Hospitality, Inc. (“SPPR MD”), a Maryland corporation and a wholly-owned subsidiary of the Company pursuant to a Plan and Agreement of Merger (the “Agreement”), a copy of which is attached to this proxy statement/prospectus as Appendix B. The Reincorporation and the Agreement have been unanimously approved by our Board of Directors. Following approval by our shareholders, the Reincorporation will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and when the certificate of merger is accepted for record by the State Corporation Commission of the Commonwealth of Virginia. We anticipate that these filings will be made as soon as practicable after the annual meeting and after satisfaction of any remaining conditions precedent to the Reincorporation. At the effective time of the Reincorporation:

•	SPPR MD will succeed to all of the assets and liabilities of the Company and continue to possess all of our rights and powers and will operate our business under the name “Supertel Hospitality, Inc.”;

•	the Company will cease to exist as a Virginia corporation;

•	we will be governed by the Articles of Incorporation of SPPR MD (the “Surviving Charter”) and the bylaws of SPPR MD (the “Surviving Bylaws”), in substantially the form attached to this proxy statement as Appendices C and D, respectively;

•	all of the directors of the Company will become directors of SPPR MD;

•	the officers of the Company will become the officers of SPPR MD;

•	all issued and outstanding shares of our common stock will be converted into an equal number of shares of common stock of SPPR MD;

•	all issued and outstanding shares of Series A preferred stock of the Company will be converted into an equal number of shares of Series A preferred stock of SPPR MD;

•	all issued and outstanding shares of Series B preferred stock of the Company will be converted into an equal number of shares of Series B preferred stock of SPPR MD; and

•	all issued and outstanding shares of Series C convertible preferred stock of the Company will be converted into an equal number of shares of Series C convertible preferred stock of SPPR MD.

In addition, if the Reincorporation is approved and the merger of the Company with and into SPPR MD is completed, we will take necessary action to provide that all rights of participants in the Company’s 2006 Stock Plan prior to the merger will be substantially identical to their rights following the merger. Accordingly, the participants’ new rights will be on substantially identical terms and conditions contained in the Company’s 2006 Stock Plan.

In consummating the Reincorporation, we are relying on the “no sale” exception set forth in Rule 145(a)(2) promulgated under the Securities Act of 1933, as amended, and accompanying exemptions and/or exceptions under applicable state laws. We have not sought a “no-action” letter from the Securities and Exchange Commission (“SEC”) agreeing that the Reincorporation fits within the scope of Rule 145(a)(2)’s “no sale” exception. Thus, although we believe that we come under this “no sale” exception, we cannot represent that the SEC would concur in this assessment.

A vote to approve the Reincorporation will also be deemed a vote to approve, among other things: (i) the rights, preferences, privileges and restrictions of the capital stock of SPPR MD that will be held our shareholders after consummation of the Reincorporation, as set forth in MGCL and as contained in the Surviving Charter and Surviving Bylaws of SPPR MD, attached hereto as Appendices C and D hereto, as such Surviving Charter and Surviving Bylaws may be deemed modified depending on whether (and which of) the Sub-Items contemplated in Item 4 below are approved; and (ii) the corresponding changes required to the Company’s 2006 Stock Plan. See “How do the Rights of Our Shareholders and our Corporate Governance Compare Before and After the Reincorporation” below for a comparison of corporate governance provisions and shareholder rights under Virginia and Maryland law and under our current and proposed charters and bylaws.

Will the Reincorporation Affect My Investment in Company Shares?

No, although after the Reincorporation your investment will be in shares of a Maryland corporation instead of a Virginia corporation. Except for differences in shareholders’ rights that are attributable to being governed by the MGCL instead of the VSCA (see “How do the Rights of Our Shareholders and our Corporate Governance Compare Before and After the Reincorporation” below), it is our intention that the capital stock of SPPRMD mirror in all material respects the voting, dividend rights, liquidation and other rights attributable to the various classes and series of our stock prior to the effective time of the Reincorporation, subject to any difference in such rights due to differences between the VSCA and the MGCL. Following the Reincorporation, all share certificates representing shares of our capital stock immediately prior to then-effective time of the merger effecting the Reincorporation will continue to represent a like number and kind of shares of capital stock in SPPR MD without any action on the part of the holder thereof. It will not be necessary for shareholders to exchange their existing stock certificates for certificates representing shares of SPPR MD. However, if you so choose, you will have the ability to exchange your old Company share certificates for new share certificates of SPPR MD by delivering your old stock certificates to American Stock Transfer and Trust Company, LLC, our exchange agent, together with the required paperwork.

Will the Reorganization Change My Voting Rights?

Generally, the voting rights of holders of our capital stock will not change after the Reincorporation, although the voting rights of holders of our common stock and preferred stock will be reduced, including to the extent that Virginia law provides for shareholder votes in circumstances where such votes are not required under the MGCL. For instance, the VSCA provides for shareholder voting on amendments to articles of incorporation to change a corporation’s name or to implement a reverse stock split. Maryland law has specific statutes permitting a board of directors, without shareholder action, to amend the corporation’s articles of incorporation to change a corporation’s name and to implement a reverse stock split of up to ten shares for one share in a 12-month period. Additionally, if Sub-Item 4A below is approved, the Surviving Charter will not provide for a shareholder vote to amend the Surviving Charter provisions under Article V with respect to the size of the Board, as is the case under Section 5 of the Company’s Amended and Restated Articles of Incorporation.

What are the Federal Income Tax Consequences of the Reincorporation?

None. We believe that the Reincorporation will be a tax-free reorganization under the Internal Revenue Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company’s stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or SPPR MD. Each former holder of stock of the Company will have the same basis in the stock of SPPR MD received by such holder pursuant to the Reincorporation as such holder has in the stock of the Company held by such holder prior to the Reincorporation. Each shareholder’s holding period with respect to the Company stock will include the period during which such holder held the corresponding the Company stock, provided the latter was held by such holder as a capital asset at the time of the Reincorporation. We have not obtained a ruling from the IRS or an opinion of legal counsel or tax advisor with respect to the tax consequences of the Reincorporation, and the IRS could reach a different conclusion as to the federal income tax consequences of the Reincorporation. We urge our shareholders to consult their own tax advisors as to any federal, state, local and foreign tax consequences of the Reincorporation.

Will the Company’s Business Change after the Reincorporation?

No, the Reincorporation will not result in any change in the Company’s business, management team, fiscal year, assets, liabilities, or dividend policies.

Are There Any Conditions to Completion of the Reincorporation?

The Reincorporation is subject to a number of customary closing conditions, including receipt of all necessary governmental and other consents and approvals as well as the approval of the holders of at least a majority of the outstanding shares of our common stock and Series C convertible preferred stock, voting together as a single class. Notwithstanding shareholder approval of the Reincorporation, we may terminate the Agreement and abandon the Reincorporation if circumstances arise or facts are revealed that make it inadvisable, in the judgment of the Board of Directors, to proceed with the Reincorporation.

Do I Have Appraisal Rights in the Reincorporation?

Holders of common stock, Series A preferred stock and Series B preferred stock will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash with, or as a result of, the Reincorporation. The holder of the Series C convertible preferred stock has waived any rights to appraisal it may have in the Reincorporation.

Is separate class vote required to approve the Reincorporation?

No, the Company’s articles of incorporation (the “Company Charter”) provides that the holders of the Series C convertible preferred stock vote as a single class with the holders of the common stock on all matters submitted to such holders for vote or consent. As noted above, we are required to obtain the approval of the holders of at least a majority of the outstanding shares of our common stock and Series C convertible preferred stock, voting together as a single class.

Abstentions and broker non-votes will have the same effect as a vote against this proposal. Brokers holding shares of our stock will not have discretionary authority to vote those shares in the absence of instructions from the beneficial owners of such shares, so the failure to provide voting instructions to your broker will also have the same effect as a vote against the Reincorporation.

How do the Rights of Our Shareholders and Our Corporate Governance Compare Before and After the Reincorporation?

Upon completion of the merger effecting the Reincorporation, shareholders in the Company will become shareholders in SPPR MD. The rights of the shareholders of SPPR MD will be governed by the applicable laws of the State of Maryland, including the MGCL, and by the Surviving Charter and Surviving Bylaws. Since the Company is a Virginia corporation, the rights of the shareholders of the Company are governed by the applicable laws of the Commonwealth of Virginia, including the VSCA, and by the Company Charter and bylaws of the Company (the “Company Bylaws”).

The following is a summary comparison of:

•	the current rights of the Company shareholders under the VSCA, the Company Charter, and the Company Bylaws; and

•	the future rights of SPPR MD shareholders under the MGCL, the Surviving Charter and Surviving Bylaws.

The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the MGCL, the VSCA, the Company Charter, the Company Bylaws, the Surviving Charter and the Surviving Bylaws. The Company will send copies of the Company Charter, Surviving Charter, Company Bylaws and Surviving Bylaws to shareholders upon request without charge.

General Corporate Governance Matters

Governing Statutes

Virginia: The rights of the Company shareholders are governed by the VSCA and the Company Charter and Company Bylaws.

Maryland: The rights of SPPR MD shareholders will be governed by the MGCL and the Surviving Charter and Surviving Bylaws.

Authorized Capital Stock

Virginia: The authorized capital stock of the Company currently consists of (i) 200,000,000 shares of common stock, $0.01 par value and 40,000,000 shares, $0.01 par value, of preferred stock.

Maryland: The authorized capital stock of SPPR MD will consist of the same amount of authorized capital stock of the Company.

Blank Check Preferred

Virginia: The Board of the Company is authorized to issue shares of preferred stock from time to time in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or other provisions as may be fixed by the Board of Directors.

Maryland: The Board of Directors of SPPR MD may also issue shares of preferred stock from time to time in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or other provisions as may be fixed by the Board of Directors of SPPR MD.

Voting Rights

Virginia: Under the VSCA, holders of common stock and preferred stock in certain circumstances are entitled to separate class votes with respect to certain extraordinary transactions (e.g., certain amendments to the Company Charter), mergers, consolidations or other extraordinary business combinations except as otherwise provided in the Company Charter.

Maryland: Under Maryland law, unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Under the Surviving Charter, shares of the Series C convertible preferred stock will continue to vote together as a single class with the common stock on all matters voted upon by the holders of common stock, with a vote per share as described under “Series C Preferred Stock Vote Determination.” The holders of the common stock, Series A preferred stock, Series B preferred stock and Series C convertible preferred stock will generally have the same such rights, preferences, privileges and voting power under and as designated in the Surviving Charter.

Amendment of the Articles of Incorporation

Virginia: The VSCA requires the approval of shareholders of a Virginia corporation for any amendment to its articles of incorporation, except that certain immaterial amendments specified in the VSCA may be made by the Board of Directors. As permitted by the VSCA, the Company Charter provides, that except as expressly otherwise required by the Company Charter, (i) an amendment to or restatement of the Company Charter for which the VSCA requires shareholder approval, (ii) the approval of a plan of merger or share exchange for which the VSCA requires shareholder approval, (iii) the approval of a sale of all, or substantially all of the Company’s property, other than in the usual and regular course of business or (iv) the approval of the dissolution of the Company shall be approved by a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter, unless in submitting any such matter to the shareholders the Board of Directors shall require a greater vote. The Company Charter provides that no action may be taken to disqualify the Company as a REIT or otherwise revoke the Company’s election to be taxed as a REIT without the affirmative vote of two-thirds of the number of shares of common stock entitled to vote on such matter at a special meeting of shareholders.

Except as specifically provided in the Company Charter, the Series A preferred stock and Series B preferred stock do not have voting rights. The Company Charter specifically provides that the affirmative vote of holders of at least a majority of the Series A preferred stock and Series C convertible preferred stock then outstanding, or in the case of the Series B preferred stock, the affirmative vote of two-thirds of Series B preferred stock then outstanding, is required to effect any amendment to the Company Charter that materially adversely affects any of their respective rights, preferences, privileges, or voting powers or creates a class or series of capital stock senior to them (each an “Event”). As provided in the Company Charter, so long as the Series A preferred stock (or any equivalent class or series of stock or shares issued by the surviving corporation, trust or other entity in any merger or consolidation to which the Company became a party) remains outstanding with the terms thereof materially unchanged, the occurrence of any such Event is not deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the Series A preferred stock. Similar provisions in the Company Charter also apply to the Series B preferred stock and the Series C convertible preferred stock. The holders of the Series A preferred stock, and Series B preferred stock and the Series C preferred stock will have preferred stock with the terms thereof materially unchanged under the Surviving Charter, and therefore the holders of the Series A preferred stock and Series B preferred stock do not have voting rights with respect to the Reincorporation proposal.

The Company Charter provides that the Series C convertible preferred stock votes with the common stock as a single class on all matters. Further, so long as RES, the holder of the Series C convertible stock, has the right to designate two or more Company directors (RES currently has the right to designate four Company directors), then a merger such as the Reincorporation requires the approval of RES. RES has advised that its vote of the Series C preferred stock for the Reincorporation is to be deemed its approval of the merger to implement the Reincorporation.

Maryland: The MGCL provides that a Maryland corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The Surviving Charter, like the Company Charter, provides that except as expressly otherwise required by the Surviving Charter, (i) an amendment to or restatement of the Surviving Charter for which the MGCL requires shareholder approval, (ii) the approval of a plan of merger or share exchange for which the MGCL requires shareholder approval, (iii) the approval of a sale of all, or substantially all of the SPPR MD’s property, other than in the usual and regular course of business or (iv) the approval of the dissolution of the SPPR MD shall be approved by a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter, unless in submitting any such matter to the shareholders the Board of Directors shall require a greater vote. The Surviving Charter provides that no action may be taken to disqualify the SPPR MD as a REIT or otherwise revoke the SPPR MD’s election to be taxed as a REIT without the affirmative vote of two-thirds of the number of shares of common stock entitled to vote on such matter at a special meeting of shareholders.

A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue. The Surviving Charter provides the Board of Directors of SPPR MD with such power.

Amendment of the Bylaws

Virginia: The VSCA provides that a corporation’s shareholders may amend or repeal the corporation’s bylaw. The VSCA further provides that the board of directors may amend or repeal the corporation’s bylaws except to the extent that the articles of incorporation or the VSCA otherwise reserves that power exclusively to the shareholders. The Company Bylaws provide that (1) the shareholders have the power to adopt, alter or repeal any of the Company Bylaws or to make new bylaws, and (2) the Board of Directors have the power to adopt, alter or repeal any of the Company Bylaws, except the Board of Directors may not alter or repeal the bylaws made by the shareholders.

Maryland: Under the MGCL, an amendment to the bylaws of a corporation requires the approval of the shareholders, unless the charter or bylaws confers the power to amend to the board of directors. The Surviving Bylaws provide, like the Company Bylaws, that (1) the shareholders have the power to adopt, alter or repeal any of the Surviving Bylaws or to make new bylaws, and (2) the board of directors have the power to adopt, alter or repeal any of the Surviving Bylaws, except the board of directors may not alter or repeal the bylaws made by the shareholders.

Matters Relating To Directors And Officers

Number of Directors

Virginia: The Company Charter currently provides that the number of directors on the Board of Directors must be at least three (3) but no more than nine (9), which number may be changed by the affirmative vote of a majority of the shareholders. The exact number of directors within this specified range may be set by a majority of directors. The Company does not have a classified board (i.e., the Board is not divided into classes). The Company Bylaws provide that a majority of the directors must be “independent directors” (as defined in the Company Bylaws). The Board has recommended that the holders of the common stock and the Series C Preferred Stock approve an amendment to the Company Charter to increase the maximum permitted number of directors from nine (9) to eleven (11). See “Item 2. Approval of Amendment to Amended and Restated Articles of Incorporation.”

Maryland: The MGCL provides that each Maryland corporation must have at least one director, with the number specified in or fixed in accordance with the charter or bylaws of the corporation. If Item 2 is approved by the Shareholders, the Surviving Charter will provide for no fewer than three (3) directors and no more than eleven (11) directors. SPPR MD does not have a classified board. If Item 2 is not approved by the shareholders, the Surviving Charter, like the current Company Charter, will provides that the number of directors on the Board of Directors must be at least three (3) but no more than nine (9). The Surviving Bylaws provide that a majority of the Directors must be “independent directors” (as defined in the Surviving Bylaws, the same definition as provided in the Company Bylaws).

Election of Directors; Term

Virginia: Directors are elected at each annual meeting of the shareholders and hold office until (i) the next annual meeting and until their successors are elected and qualified, or (ii) until their earlier resignation, removal or death.

Holders of our Series A preferred stock and our Series B preferred stock generally have no voting rights. However, under the Company Charter:

•	with respect to the Series A preferred stock, if the dividends on the Series A preferred stock are in arrears for six consecutive months or nine months (whether or not consecutive) in any twelve month period, or

•	with respect to the Series B preferred stock, if the dividends on the Series B preferred stock are in arrears for six or more quarterly periods (whether or not consecutive),

then the holders of the Series A preferred stock, or the holders of the Series B preferred stock, as applicable, voting together as a single class with all series of preferred stock for which like voting rights are exercisable, will be entitled to elect two directors, while such accrued dividends remain unpaid.

Maryland: Under the Surviving Charter, directors are elected at each annual meeting of the shareholders and hold office until (i) the next annual meeting and until their successors are elected and qualified, or (ii) until their earlier resignation, removal or death. Holders of the Series A preferred stock and Series B preferred stock will have the same voting rights as set forth in the Company Charter and will have the right to elect two directors to our Board if SPPR MD fails to pay such holders’ dividends as currently provided in the Company Charter.

Removal of Directors

Virginia: Under the Company Bylaws, a Director may be removed, with or without cause, by the affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote on the election of Directors and the holders may elect a successor to fill the resulting vacancy for the balance of the term of the removed Director.

Maryland: Maryland law provides that, unless otherwise provided in the charter, the shareholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Vacancies

Virginia: The Company Bylaws provide that, except for vacancies resulting from the removal of a director by Company shareholders, the affirmative vote of the majority of the remaining Directors, though less than a quorum of the Board of Directors, may fill vacancies occurring on the board. The term of any director elected to fill a vacancy will expire at the next annual meeting of shareholders and when his successor is elected. However, the Company Bylaws further provide that a majority of independent directors must nominate replacements for vacancies among the independent directors and that a majority of independent directors must elect those replacements.

Under the Company Charter, vacancies affecting the Directors elected by the holders Series A preferred stock and Series B preferred stock may be filled (if the limited director election rights of the Series A preferred stock or Series B preferred stock are in force) by the remaining director elected by the holders of the preferred shares, or, if none, by the holders of a majority of the outstanding shares of each such preferred stock series entitled to vote.

Maryland: Maryland law provides that unless the charter or bylaws provide otherwise, any vacancy on the SPPR MD Board may be filled by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, except that a majority of the entire board of directors is required to fill a vacancy resulting from an increase in the number of directors. The provisions in the Surviving Charter and Surviving Bylaws regarding the filling of vacancies on the SPPR MD Board follow the Company Charter and Company Bylaws as described above.

Limitations on Liability and Indemnification of Directors and Officers

Virginia: The Company Charter requires the Company to indemnify any director or officer who is or was a party to a proceeding, including a proceeding by is or in the Company’s right, by reason of the fact that he or she is or was such a director or officer or is or was serving at our request as a director, officer, employee or agent of another entity, provided that the Board of Directors determines that the conduct in question was in the Company’s best interest and such person was acting on the Company’s behalf. The director or officer is entitled to be indemnified against all liabilities and expenses incurred by the director or officer in the proceeding, except such liabilities and expenses as are incurred if such person engaged in gross negligence, willful misconduct or a knowing violation of the criminal law. Unless a determination has been made that indemnification is not permissible, a director or officer also is entitled to have the Company make advances and reimbursement for expenses prior to final disposition of the proceeding upon receipt of a written undertaking from the director or officer to repay the amounts advanced or reimbursed if it is ultimately determined that he or she is not entitled to indemnification. The Board of Directors also has the authority to extend to any person who is our employee or agent, or who is or was serving at our request as a director, officer, employee or agent of another entity, the same indemnification rights held by directors and officers, subject to the same conditions and obligations described above.

The VSCA permits a court, upon application of a director or officer, to review the Board of Director’s determination as to a director’s or officer’s request for advances, reimbursement or indemnification. If it determines that the director or officer is entitled to such advances, reimbursement or indemnification, the court may order the Company to make advances and/or reimbursement for expenses or to provide indemnification.

We have been informed that in the opinion of the SEC indemnification for liabilities under the Securities Act of 1933, as amended, is against public policy and is unenforceable.

Maryland: Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty which was established by a final judgment and was being material to the cause of action. The Surviving Charter contains a provision eliminating the liability of the Maryland corporation’s directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires SPPR MD (unless the charter provides otherwise, which the Surviving Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in such capacity. The MGCL permits SPPR MD to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

Under the MGCL, SPPR MD may not indemnify a director or officer in a suit by it or in its right in which the director or officer was adjudged liable to SPPR MD or in a suit in which the director or officer was adjudged liable on the basis personal benefit was improperly received. A court may order indemnification if it determines the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to SPPR MD or was adjudged liable on the basis personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by SPPR MD or in its right, or for a judgment of liability on the basis personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits SPPR MD to advance reasonable expenses to a director or officer upon its receipt of:

•	a written affirmation by the director or officer of his or her good faith belief he or she has met the standard of conduct necessary for indemnification by SPPR MD; and

•	a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by SPPR MD if it is ultimately determined the director or officer did not meet the standard of conduct.

The Surviving Charter authorizes SPPR MD to obligate SPPR MD, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity; or

•	any individual who, while a director or officer SPPR MD and at its request, serves or has served as a director, officer, partner, manager or trustee of another corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity.

The Surviving Charter also permits SPPR MD to indemnify and advance expenses to any person who served a predecessor of SPPR MD in any of the capacities described above.

Matters Relating To Shareholders

Advance Notice Requirement for Shareholder Proposals and Director Nominations

Virginia: The Company Bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Company’s notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who has complied with the advance notice procedures of the Company Bylaws. The Company Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Company Secretary. To be timely, notice must generally have been delivered no later than 90 days in advance of the annual meeting.

Maryland: Maryland law provides that the corporation’s charter or bylaws may require any shareholder proposing a nominee for election as a director or any other matter for consideration at a meeting of the shareholders to provide advance notice of the nomination or proposal to the corporation of not more than 90 days before the date of the meeting, or, in the case of an annual meeting, 90 days before the first anniversary of the preceding year’s annual meeting or the mailing date of the notice of the preceding year’s annual meeting. The charter or bylaws may specify another time.

The Surviving Bylaws have the same provisions as the Company Bylaws and provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to our Secretary. Under the Surviving Bylaws, as under the Company Bylaws, to be timely, notice generally must have been delivered not later than 90 days in advance of the annual meeting.

Actions by Written Consent of Shareholders

Under both the Company Bylaws and the Surviving Bylaws, any action required or permitted to be taken by the shareholders can be effected by unanimous written consent.

Shareholder Power to Call Special Meeting

Virginia: The Company Bylaws provide that a special meeting of the shareholders may be called by a majority of the Board of Directors, or by a majority of the independent directors, or by the CEO, or by one or more shareholders holding not less than ten percent (10%) of the shares entitled to vote at such meeting.

Maryland: Under Maryland law, a special meeting may be called by (i) the president; (ii) the board of directors; or (iii) any person designated in the charter or bylaws. Maryland law provides that special meetings of the shareholders may also be called by the secretary of the corporation upon the written request of shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. However, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, the secretary is not required to call a special meeting if the matter to be considered at the meeting is substantially the same as a matter considered at a special meeting during the preceding 12 months. The charter or bylaws may increase or decrease the percentage of votes shareholders must possess to request a special meeting, provided that the percentage may not be greater than a majority of the votes entitled to be cast at the meeting.

Under the Surviving Bylaws, as under the Company Bylaws, shareholders may call a special meeting upon the written request of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at the meeting. Additionally, the Surviving Bylaws, as under the Company Bylaws, allow for the CEO or the SPPR MD Board of Directors to call special meetings of shareholders.

Preemptive Rights

Virginia: None of the VSCA, the Company Charter nor the Company Bylaws provide our shareholders with a preemptive right to purchase or subscribe for any additional shares of stock or any other security of ours which we may issue or sell.

Maryland: The Surviving Charter provides that that the shareholders have no preemptive right to purchase or subscribe for any additional shares of stock or any other security of SPPR MD which it may issue or sell.

Appraisal Rights

Virginia: Under the VSCA, a shareholder of a Virginia corporation generally has the right to obtain payment of fair value of that shareholder’s shares in the event of a merger, share exchange or sale of assets requiring shareholder approval or any interested transaction, subject to certain requirements. Appraisal rights are also available to shareholders if the articles of incorporation are amended to reduce the number of shares of a class or series of shares to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share created. Additionally, appraisal rights are available to shareholders with respect to any other amendment to the articles of incorporation, merger, share exchange or sale of assets if provided in the articles of incorporation, the by-laws or by resolution of the board of directors.

Virginia law does not confer appraisal rights on a shareholder of any shares: (a) that constitute a covered security under Section 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended, (b) that are traded in an organized market with at least 2,000 shareholders and a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial owners owning at least 10% of such shares, or (c) that are issued by an open-end management investment company registered with the SEC under the Investment Company Act of 1940 and that may be redeemed at the holder’s option at net asset value. However, appraisal rights are available if a shareholder is required to accept something other than cash or shares of any corporation or other proprietary interest of any other entity that satisfies (a), (b) or (c) above.

The holders of the common shares, Series A preferred stock and Series B preferred stock are not entitled to appraisal rights in connection with the Reincorporation. The holder of the Series C preferred stock has waived any appraisal rights that it may have in connection with the Reincorporation.

Maryland: Under Maryland law, shareholders have the right to dissent and to demand and to receive payment of the fair value of their stock in the event of (i) a merger or consolidation; (ii) a share exchange; (iii) a transfer of assets in a manner requiring shareholder approval; (iv) an amendment to the charter altering contract rights of outstanding stock, as expressly set forth in the charter, and substantially adversely affecting the shareholder’s rights (unless the right to do so is reserved in the charter); or (v) certain business combinations with interested shareholders which are subject to or exempted from the Maryland business combination statute (as discussed below) and in connection with the approval of voting rights of certain shareholders under the Maryland control share acquisition statute. Except with respect to certain business combinations and in connection with appraisal and dissenter’s rights existing as a result of the Maryland control share statute, the right to demand and receive payment of fair value does not apply (a) to stock listed on a national securities exchange; (b) to stock of the successor in a merger (unless the merger alters the contract rights of the stock or converts the stock in whole or in part into something other than stock of the successor, cash or other interests); (c) to stock that is not entitled (other than because the transaction is a merger between the corporation and a 90% or more owned subsidiary) to be voted on the transaction or the shareholder did not own the shares of stock on the record date for determining shareholders entitled to vote on the transaction; (d) if the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting shareholders; or (e) stock of an open-end investment company registered with the SEC under the Investment Company Act of 1940 and the stock is valued in the transaction at its net asset value. Except in the case of appraisal and dissenter’s rights existing as a result of the Maryland control share acquisition statute, these rights are available only when the shareholder files with the corporation a timely, written objection to the transaction, and does not vote in favor of the transaction. In addition, the shareholder must make a demand on the successor corporation for payment of the stock within 20 days of the acceptance of articles by the Maryland State Department of Assessments and Taxation.

Dividends and Redemptions

Virginia: Under the VSCA, the Board of Directors may authorize and pay dividends so long as the Company meets two tests: (a) the Company would be able to pay its debts as they become due in the normal course of business; or (b) the Company’s total assets would not be less than the sum of its total liabilities plus the amount needed, if the Company were to be dissolved at the time of the dividend, to satisfy any preferential rights superior to those receiving the dividend.

Maryland: A Maryland corporation generally may make distributions to its shareholders unless, after giving effect to the distribution: (a) the corporation would not be able to pay its debts as they come due in the ordinary course of business; or (b) the corporation’s total assets would be less than its total liabilities, plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

Anti-Takeover Measures

The VSCA and MGCL each contain provisions that may have the effect of impeding the acquisition of control of a corporations by means of a tender offer, a proxy contest, open market purchases or otherwise in a transaction not approved by the corporation’s board of directors. Both the Company Charter and Surviving Charter contain the same limitations on the ownership of more than 9.9% of the outstanding shares of common stock and, with respect to any class or series of preferred stock, 9.9% of the number of outstanding shares of such class or series of preferred stock. These restrictions on ownership and transfer could delay, defer or prevent a business combination regardless of the law of the state of formation.

Affiliated Transactions Statute

Virginia: The Company is subject to the “affiliated transactions” provisions of the VSCA which restrict certain transactions between the Company and any person (an “Interested Shareholder”) who beneficially owns more than 20% of any class of the Company’s voting securities (“Affiliated Transactions”). These restrictions, which are described below, do not apply to an Affiliated Transaction with an Interested Shareholder who has been such continuously since the date the Company first had 300 shareholders of record or whose acquisition of shares making such person an Interested Shareholder was previously approved by a majority of the Company’s Disinterested Directors. “Disinterested Director” means, with respect to a particular Interested Shareholder, a member of our Board of Directors who was (i) a member on the date on which an Interested Shareholder became an Interested Shareholder or (ii) recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the Board of Directors.

Affiliated Transactions include mergers, share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the Company proposed by or on behalf of an Interested Shareholder, or any reclassification, including reverse stock splits, recapitalization or merger of the Company with its subsidiaries, which increases the percentage of voting shares owned beneficially by an Interested Shareholder by more than five percent.

The “affiliated transactions” statute prohibits the Company from engaging in an Affiliated Transaction with an Interested Shareholder for a period of three years after the Interested Shareholder became such unless the transaction is approved by the affirmative vote of a majority of the Disinterested Directors and by the affirmative vote of the holders of two-thirds of the voting shares other than those shares beneficially owned by the Interested Shareholder. Following the three-year period, in addition to any other vote required by law or by the Company Charter, an Affiliated Transaction must be approved either by a majority of the Disinterested Directors or by the shareholder vote described in the preceding sentence unless the transaction satisfies the fair-price provisions of the statute. These fair-price provisions require, in general, that the consideration to be received by shareholders in the Affiliated Transaction (i) be in cash or in the form of consideration used by the Interested Shareholder to acquire the largest number of its shares and (ii) not be less, on a per share basis, than an amount determined in the manner specified in the statute by reference to the highest price paid by the Interested Shareholder for shares it acquired and the fair market value of the shares on specified dates.

Maryland: The Maryland Business Combination Act prohibits a business combination between a Maryland corporation and any interested shareholder or any affiliate of an interested shareholder for five years following the most recent date upon which the shareholder became an interested shareholder. A business combination includes a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Generally, an interested shareholder is anyone who owns 10% or more of the voting power of the corporation’s shares or an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation. A person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested shareholder unless (i) the transaction has been recommended by the board of directors and (ii) the transaction has been approved by (a) 80% of the outstanding votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock other than shares owned by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

Duties of Directors

Virginia: The VSCA requires a director of a Virginia corporation to perform his or her duties as a director, including as a member of a committee, in accordance with such director’s good faith business judgment of the best interests of the corporation. A director is not liable for any action taken as a director, or any failure to take any action, if the director performed the duties of his or her office in compliance with this standard.

Maryland: The MGCL requires a director of a Maryland corporation to perform his or her duties as a director (including as a member of a committee): (i) in good faith; (ii) in a manner (s)he reasonably believes to be in the best interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances. Maryland law provides that a person who performs his or her duties in accordance with the above standard has no liability by reason of being or having been a director of a corporation. An act of a director is presumed to satisfy the standard.

In addition, the MGCL provides protection for Maryland corporations against unsolicited takeovers by protecting boards of directors with regard to actions taken in a takeover context. The MGCL provides that the duties of directors will not require them to:

•	accept, recommend or respond to any proposal by a person seeking to acquire control,

•	make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or

•	act or fail to act solely because of (i) the effect the act or failure to act may have on an acquisition or potential acquisition of control or (ii) the amount or type of consideration that may be offered or paid to shareholders in an acquisition.

The MGCL also provides that an act of a director relating to or affecting an acquisition or a potential acquisition of control is not subject under the MGCL to a higher duty or greater scrutiny than is applied to any other act of a director. This provision creates a Maryland rule that is less exacting than case law in other jurisdictions which imposes an enhanced level of scrutiny when a board implements anti-takeover measures in a change of control context and shifts the burden of proof to the board to show that the defensive mechanism adopted by a board is reasonable in relation to the threat posed.

Control Share Acquisitions

Virginia: The Company is subject to the “control share acquisitions” provisions of the VSCA, which provide that shares of the Company’s voting securities which are acquired in a “Control Share Acquisition” have no voting rights unless such rights are granted by a shareholders’ resolution approved by the holders of a majority of the votes entitled to be cast on the election of directors by persons other than the acquiring person or any officer or employee-director. A “Control Share Acquisition” is an acquisition of voting shares which, when added to all other voting shares beneficially owned by the acquiring person, would cause such person’s voting strength with respect to the election of directors to meet or exceed any of the following thresholds: (i) one-fifth, (ii) one-third or (iii) a majority. A Control Share Acquisition does not include acquisition of shares of a public corporation directly from the public corporation.

An acquiring person is entitled, before or after a Control Share Acquisition, to file a disclosure statement with us and demand a special meeting of shareholders to be called for the purpose of considering whether to grant voting rights for the shares acquired or proposed to be acquired. The Company may, during specified periods, redeem the shares so acquired if no disclosure statement is filed or if the shareholders have failed to grant voting rights to such shares. In the event full voting rights are granted to an acquiring person who then has majority voting power, those shareholders who did not vote in favor of such grant are entitled to dissent and demand payment of the fair value of their shares from the Company.

A corporation may, at its option, elect not to be governed by the foregoing provisions of the VSCA by amending its articles of incorporation or bylaws to exempt itself from coverage; provided, however, any such election not to be governed by the “affiliated transactions” statute must be approved by the corporation’s shareholders and will not become effective until 18 months after the date it is adopted. The Company has not elected to exempt itself from coverage under these statutes.

Maryland: The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock as to which the acquiring person, officers of the corporation, and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of directors. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock previously acquired by a person, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of control shares, subject to certain exceptions.

A person who has made or proposes to make a “control share acquisition,” upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of shareholders to be held within fifty (50) days of such demand to consider the voting rights of the shares.

If voting rights are not approved at the meeting or if the acquirer does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any special meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition. The “control share acquisition” statute does not apply to shares acquired in a merger, consolidation, or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or the bylaws of the corporation.

The charter or bylaws of a Maryland corporation may include a provision opting out of the control share acquisition statute of the MGCL; however, neither the Surviving Charter nor the Surviving Bylaws contain such an opt out provision. Accordingly, the control share acquisition statute of the MGCL will apply to any acquisition by any person of stock of SPPR MD.

Vote Required

Approval of this Item 3 requires that we obtain the approval of the holders of at least a majority of the outstanding shares of our common stock and Series C convertible preferred stock, voting together as a single class. Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF REINCORPORATION IN MARYLAND.

ITEM 4, SUB-ITEMS 4A THROUGH 4C: APPROVAL OF PORTIONS OF THE SURVIVING CHARTER AS A PART OF THE REINCORPORATION

In connection with the Reincorporation, subject to the approval of shareholders, the Surviving Charter and Surviving Bylaws will replace the Company Charter and Company Bylaws as the governing documents, as described below and in Item 3 above. The Surviving Charter will implement certain changes described below as compared to the Company Charter. Pursuant to this Item 4, shareholders are asked to consider, and vote to approve, certain provisions which are included in the Surviving Charter.

To comply with applicable “unbundling” rules of the SEC relating to proxy statements, we are presenting Sub-Items 4A through 4C to shareholders as separate proposals for approval. Approval of the Sub-Items is not a condition to consummation of the Reincorporation. Accordingly, a vote against any of the Sub-Items will not count as a vote against the Reincorporation. Should we obtain approval of less than all of the Sub-Items, we may elect not to proceed with the Reincorporation.

Background

The Sub-Items set forth below (i) are intended to amend or remove provisions of the Company Charter that the Company believe are unnecessary for the protection of the Company or the shareholders, and (ii) are intended to provide the Board of Directors flexibility to take actions that it believes to be in the best interest of the Company and the best interests of the shareholders. The Board believes that it is appropriate to vest in the Board of Directors powers sufficient to provide it with the flexibility it needs to timely and effectively direct the Company and its management and development.

If the Reincorporation is approved by the shareholders and subsequently consummated, we anticipate that we will continue to review the terms and provisions of the Surviving Charter and the Surviving Bylaws on an ongoing basis to ensure that the Board of Directors has appropriate corporate governance flexibility and to ensure that the Company maintains appropriate shareholder protections. These reviews could result in the Board of Directors making the determination that the addition of certain provisions to, deletion of certain provisions from, or the amendment of certain provisions in, the Surviving Charter or the Surviving Bylaws would be in the Company’s best interest. Depending on the provisions that are being added, amended or deleted, shareholder approval may not be required. In particular if shareholders approve the ability of the Board of Directors to increase or decrease authorized shares without action by the shareholders, the Board will be able to amend the Surviving Charter to increase or decrease the number of authorized shares without shareholder consent. However, any decisions the Board of Directors makes with respect to an amendment of the Surviving Charter or the Surviving Bylaws are subject to express statutory duties under the MGCL, which require that each of the directors, in carrying out his responsibilities as a director, acts (1) in good faith, (2) with a reasonable belief that his actions are in the Company’s best interests, and (3) with the care of an ordinarily prudent person in a like position under similar circumstances.

Attached hereto as Appendices C and D are the Surviving Charter and Surviving Bylaws. These forms assume that all of the amendments described in the Sub-Items below will be approved. Each Sub-Item describes the effect on the Surviving Charter or the Surviving Bylaws, as applicable, if such Sub-Item is not approved.

SUB-ITEM 4A. APPROVE THE PROPOSAL TO NOT REQUIRE SHAREHOLDER APPROVAL IN THE SURVIVING CHARTER TO CHANGE THE SIZE OF THE BOARD OF DIRECTORS

Section A of Article V of the Company Charter includes the requirement that the Board of Directors shall have the number of members specified therein “unless otherwise determined from time to time by resolution adopted by the affirmative vote of a majority of the shareholders.

The Board has asked in Item 2 above for shareholder approval to increase the size of the Board to 11 members by amendment of the Company Charter to provide two additional board seats to be available in the event holders of the Company’s Series A preferred stock and/or Series B Preferred Stock become entitled to elect two directors. The Board believes that eliminating the requirement for shareholder approval in the Surviving Charter will in the future permit the Board to act more quickly to adjust the size of the Board without the cost of seeking shareholder approval at an annual or special meeting for shareholders.

Approval of Sub-Item 4A requires approval by a majority of all votes entitled to be cast by holders of record of shares of common stock and Series C convertible preferred stock, voting as a single class. Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

If Sub-Item 4A is not approved by the shareholders, we will revise the Surviving Charter to require shareholder approval to change the size of the Board of Directors as currently provided in the Company Charter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL TO NOT REQUIRE SHAREHOLDER APPROVAL IN THE SURVIVING CHARTER TO CHANGE THE SIZE OF THE BOARD OF DIRECTORS.

SUB-ITEM 4B. APPROVE THE ADDITIONAL INDEMNIFICATION PROVISION IN THE SURVIVING CHARTER

As more fully described above in Item 3 under “Limitations on Liability and Indemnification of Directors and Officers” the Company Charter provides for specific indemnification and reimbursement of expenses for directors and officers of the Company and certain other persons. The Surviving Charter provides for similar indemnification obligations of SPPR MD.

The Company Charter provides for indemnification of certain additional persons as follows:

“The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested directors, to cause the Corporation to indemnify or contract to indemnify any Person not specified in Section B or C of this Article who was, is or may become a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such Person were specified as one to whom indemnification is granted in Section C.”

Article VII of the Surviving Charter includes the following indemnification provision which covers a potentially broader group of persons who may be indemnified:

“The Corporation may indemnify any other persons permitted but not required to be indemnified by Maryland law, as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law, by the Board of Directors.”

We believe that such indemnification provision is standard practice for public companies incorporated in Maryland and will facilitate the Company’s arrangements with third parties as appropriate.

Approval of Sub-Item 4B requires approval by a majority of all votes entitled to be cast by holders of record of shares of common stock and Series C convertible preferred stock, voting as a single class. Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

If Sub-Item 4B is not approved by the shareholders, we will revise the Surviving Charter to provide coverage for additional persons only as specified in the provision above from the Company Charter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ADDITIONAL INDEMNIFICATION PROVISION IN THE SURVIVING CHARTER.

SUB-ITEM 4C. APPROVE THE POWER OF THE BOARD OF DIRECTORS IN THE SURVIVING CHARTER, WITHOUT ACTION BY THE SHAREHOLDERS, TO INCREASE OR DECREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK

Article III of the Surviving Charter includes the following:

“The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class or series that the Corporation has authority to issue.”

The Company Charter sets the authorized number of the Company’s shares and a change in the number of authorized shares of the Company currently requires an amendment to the Company Charter, which requires the affirmative vote of the majority of the votes entitled to be cast by the holders of the common stock and Series C preferred stock voting as a single voting group.

The Board of Directors believes that an enhanced flexibility to increase in the number of authorized shares would provide the Company enhanced flexibility in corporate planning, including possible stock issuances to access external sources of capital, acquire hotels and other general corporate purposes (although no specific stock issuances are currently contemplated).

Unless otherwise required by applicable law or the Nasdaq Global Market, or any other exchange on which the Company shares are then listed for trading, any additional shares of authorized stock will be issuable without shareholder approval and on such terms and for such consideration as may be determined by the Board of Directors.

We believe the Board of Directors should have the flexibility to adjust the number of the Company’s authorized shares as it determines to be in the best interests of the Company and its shareholders from time to time without delay or expense for obtaining shareholder approval.

Approval of Sub-Item 4C requires approval by a majority of all votes entitled to be cast by holders of record of shares of common stock and Series C convertible preferred stock, voting as a single class. Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

If Sub-Item 4C is not approved by the shareholders, we will revise the Surviving Charter to eliminate the above provision that would allow the Board of Directors, without action by the shareholders, to make changes in the number of authorized shares of stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE POWER OF THE BOARD OF DIRECTORS IN THE SURVIVING CHARTER, WITHOUT ACTION BY THE SHAREHOLDERS, TO INCREASE OR DECREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under United States securities laws, the Company’s directors and executive officers, and persons who own more than 10% of our common stock, are required to report their ownership of the common stock and any changes in ownership to the Securities and Exchange Commission (the “SEC”). These persons are also required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates during the 2013 fiscal year.

Based solely upon a review of the reports furnished to the Company or written representations from the Company’s directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company’s directors and executive officers, and owners of more than 10% of the common stock on a timely basis except Form 4’s for each of Mr. Walters and Ms. Scarpello reporting shares deducted to cover vesting of restricted stock awards were inadvertently filed eleven days late.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2015 Annual Meeting, the proposal must be in proper form and must be received by the Company at its main office in Norfolk, Nebraska, on or before January 1, 2015.

The Company’s bylaws set forth certain procedures which shareholders must follow in order to nominate a director or present any other business at an annual shareholders’ meeting. Generally, a shareholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than ninety days prior to the annual meeting. The bylaws specify the information which must accompany such shareholder notice. Details of the provision of the bylaws may be obtained by any shareholder from the Secretary of the Company.

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

The Company will furnish to each beneficial owner of Common Stock entitled to vote at the Annual Meeting, upon written request to the attention of Investor Relations at 1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701, additional copies of the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2013, including the financial statements and financial statement schedules as filed by the Company with the SEC.

By Order of the Board of Directors,

James H. Friend
Chairman

May 1, 2014

Appendix A

ARTICLES OF AMENDMENT OF THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SUPERTEL HOSPITALITY, INC.

I.

The name of the corporation is Supertel Hospitality, Inc. (the “Corporation”).

II.

The amendment (the “Amendment”) adopted is as follows:

Section A of Article V of the Corporation’s Amended and Restated Articles of Incorporation is amended in its entirety to read as follows:

“A. The Corporation shall have a Board of Directors consisting of not less than three (3) nor more than eleven (11) members unless otherwise determined from time to time by resolution adopted by the affirmative vote of a majority of the shareholders. A director need not be a shareholder. At the annual meeting of shareholders, the shareholders shall elect directors to serve a one-year term and until their successors are duly elected and qualified.”

III.

The foregoing Amendment was proposed by the Corporation’s Board of Directors, which found adoption of the Amendment to be in the Corporation’s best interest and directed that the Amendment be submitted to a vote at a meeting of the Corporation’s shareholders on [            ], 2014.

IV.

On [            ], 2014, notice of the meeting of the Corporation’s shareholders, accompanied by a copy of this Amendment, was given in the manner provided in the Virginia Stock Corporation Act to each of the Corporation’s shareholders of record.

V.

The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group entitled to vote separately on the Amendment was:

Designation	Number of Outstanding Shares	Number of Votes Entitled to be Cast
Common Stock, $0.01 par value per share and Series C Cumulative Convertible Preferred Stock, $.01 par value per share, voting as one group

A-1

The total number of votes cast for and against the Amendment by each voting group entitled to vote separately on the Amendment was:

Voting Group	Votes “FOR”	Votes “AGAINST”
Common Stock, $0.01 par value per share and Series C Cumulative Convertible Preferred Stock, $.01 par value per share, voting as one group

The total number of votes cast for the Amendment by each voting group was sufficient for approval of the Amendments by the voting group.

VI.

Pursuant to Section 13.1-606 of the Virginia Stock Corporation Act, this Amendment shall become effective at [ : ] a.m/p.m., Eastern Time, on [            ], [            ], 201     .

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed by its duly authorized Chief Executive Officer as of this day of             , 201     .

SUPERTEL HOSPITALITY, INC., a Virginia corporation

By:
Name:
Title:

A-2

Appendix B

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of             , 2014, is by and between Supertel Hospitality, Inc., a Virginia corporation (“Supertel”) and Supertel Hospitality, Inc., a Maryland corporation and a wholly-owned subsidiary of Supertel (“Supertel Maryland”).

WITNESSETH:

WHEREAS, Supertel is a corporation duly formed under the laws of the State of Virginia;

WHEREAS, Supertel Maryland is a corporation duly formed under the laws of the State of Maryland; and

WHEREAS, the board of directors Supertel and the board of directors and sole shareholder of Supertel Maryland each deems it advisable, upon the terms and subject to the conditions of this Agreement, including the approval, as provided herein, of the shareholders of Supertel, that Supertel be reincorporated as a Maryland corporation by the merger of Supertel with and into Supertel Maryland where Supertel Maryland will be the surviving entity; and

WHEREAS, Section 13.1-716 of the Virginia Stock Corporation Act and Section 3-102 of the Maryland General Corporation Law (“MGCL”) permit the merger of a Virginia corporation with and into a Maryland corporation.

NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the laws of the State of Virginia and the State of Maryland, Supertel shall be merged with and into Supertel Maryland (the “Merger”). As a result of the Merger, the identity and separate existence of Supertel shall cease and Supertel Maryland shall continue as the surviving entity of the Merger (sometimes referred to herein as the “Surviving Corporation”).

Section 1.02. Effective Time. The parties shall cause the Merger to be consummated by filing a certificate of merger with the State Corporation Commission of the Commonwealth of Virginia and articles of merger with the State Department of Assessments and Taxation of the State of Maryland, as required by, and executed in accordance with the relevant laws of the State of Virginia and the State of Maryland, all to be effective as of the time of acceptance of the articles of merger by the State Corporation Commission of the Commonwealth of Virginia and the State Department of Assessments and Taxation of the State of Maryland (the “Effective Time”).

Section 1.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided under the laws of the State of Virginia and the State of Maryland. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, powers and franchises of Supertel, shall vest in the Surviving Corporation, and all debts, liabilities and duties of Supertel shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.04. Charter and Bylaws. The charter and bylaws of Supertel Maryland in effect at the Effective Time of the Merger will be the charter and bylaws of Supertel Maryland as the Surviving Corporation until further amended in accordance with their terms and the MGCL.

Section 1.05. Directors and Officers. The executive officers of Supertel Maryland immediately prior to the Effective Time will be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s charter and bylaws. The directors of Supertel Maryland immediately prior to the Effective Time will be the directors of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s charter and bylaws.

Section 1.06. Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of Supertel acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the proper officers of the Surviving Corporation shall be and hereby are directed and authorized to execute and deliver, in the name and on behalf of Supertel, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Supertel or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out this Agreement.

Section 1.07. Further Assurances. Each of Supertel and Supertel Maryland will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the State of Virginia and the State of Maryland to consummate and effect the Merger and further the purpose of this Agreement.

Section 1.08. Conditions. Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

(a)	The Merger must have been approved by the requisite vote of shareholders of Supertel and Supertel Maryland, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Agreement by Supertel and Supertel Maryland.

(b)	All regulatory approvals and, as deemed necessary by Supertel and Supertel Maryland, any third party consents, in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

Section 1.09. Termination; Amendment. This Agreement may be terminated and the Merger abandoned or deferred by either Supertel or Supertel Maryland by appropriate resolution of the board of directors of either Supertel or Supertel Maryland at any time prior to the Effective Time notwithstanding approval of this Agreement by the shareholders of Supertel or Supertel Maryland, or both, if circumstances arise which, in the opinion of the board of directors of Supertel or Supertel Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to any rights of the shareholders to approve any amendment, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

ARTICLE II

CONVERSION OF SHARES

Section 2.01. Conversion of Outstanding Capital Stock. Upon the Effective Date, by virtue of the merger and without any action on the part of any holder thereof:

(a)	each issued share of Supertel common stock, $0.01 par value per share, outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Supertel Maryland common stock, $0.01 par value per share;

(b)	each issued share of Series A Convertible Preferred Stock, $0.01 par value per share, outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Supertel Maryland Series A Cumulative Preferred Stock, $0.01 par value per share;

(c)	each issued share of Series B Cumulative Preferred Stock, $0.01 par value per share, outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Supertel Maryland Series B Cumulative Preferred Stock, $0.01 par value per share; and

(d)	each issued share of Series C Convertible Preferred Stock, $0.01 par value per share, outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Supertel Maryland Series A Preferred Stock, $0.01 par value per share.

Section 2.02. Stock Certificates and Documentation. At and after the Effective Time, all documentation which prior to that time evidenced and represented the shares of Supertel common stock or the shares of Supertel preferred stock, as applicable, shall be deemed for all purposes to evidence ownership of and to represent those shares of shares of Supertel Maryland common stock or Supertel Maryland preferred stock, as applicable, into which the Supertel common stock or the Supertel preferred stock, as applicable, represented by such documentation has been converted as herein provided and shall be so registered on the books and records of Supertel Maryland. The registered owner of any outstanding stock certificate evidencing the Supertel common stock or the Supertel preferred stock, as applicable, shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Supertel Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Supertel Maryland common stock or shares of Supertel Maryland preferred stock, as applicable, evidenced by such outstanding certificate as above provided.

Section 2.03. Options, Warrants and Convertible Securities. Upon the Effective Date, each outstanding option, warrant and right to purchase Supertel common stock, including those options granted under the Supertel 2006 Stock Plan and warrants issued pursuant to the Warrant Agreements, dated as of February 1, 2012 and February 15, 2012, between Supertel and Real Estate Strategies, L.P. (collectively, the “Warrant Agreement”), shall be converted into and become an option, warrant, or right to purchase the number of shares of Supertel Maryland common stock determined by multiplying the number of shares of Supertel common stock subject to the option, warrant or right to purchase by the number one (1), at a price per share equal to the same exercise price of the option, warrant or right to purchase Supertel common stock, and upon the same terms and subject to the same conditions as set forth in the Supertel 2006 Stock Plan, the Warrant Agreement and any other plan or agreement entered into by Supertel pertaining to such options, warrants or rights. A number of shares of Supertel Maryland common stock of the relevant class and series shall be reserved for purposes of the options, warrants and rights described in the preceding sentence equal to the number of shares of Supertel common stock so reserved as of the Effective Date. As of the Effective Date, Supertel Maryland shall assume all obligations of Supertel under agreements pertaining to such options, warrants and rights, including the Supertel 2006 Stock Plan and the Warrant Agreement, and the outstanding options, warrants or other rights, or portions thereof, granted pursuant thereto.

ARTICLE III

GOVERNING LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

[Signatures begin on the following page]

IN WITNESS WHEREOF, Supertel and Supertel Maryland have each caused this Agreement to be duly executed under seal, all as of the date first above written.

SUPERTEL HOSPITALITY, INC., a
Virginia corporation

By:
Name: Kelly A. Walters
Title: Chief Executive Officer

SUPERTEL HOSPITALITY TRUST, INC., a
Maryland corporation

By:
Name: Kelly A. Walters
Title: Chief Executive Officer

Appendix C

ARTICLES OF INCORPORATION

OF

SUPERTEL HOSPITALITY, INC.

I.

NAME

The name of the corporation (which is hereinafter called the “Corporation”) is Supertel Hospitality, Inc.

II.

PURPOSE

The purpose for which this Corporation is formed is to transact any and all lawful business, not required to be specifically stated in these Articles, for which corporations may be incorporated under the Maryland General Corporation Law, as amended from time to time.

III.

STOCK

The total number of shares of stock that the Corporation has authority to issue is 200,000,000 shares of Common Stock, $.01 par value per share, and 40,000,000) shares of Preferred Stock, $.01 par value per share. The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class or series that the Corporation has authority to issue.

No holder of shares of capital stock of the Corporation shall have any preemptive or preferential right to subscribe to or purchase (i) any shares of any class of the Corporation, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.

The Preferred Stock may be issued from time to time by the Board of Directors of the Corporation, in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or other provisions as may be fixed by the Board of Directors.

IV.

PRINCIPAL OFFICE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The address of the Corporation’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board of directors may from time to time determine.

V.

BOARD OF DIRECTORS

A.	The Corporation shall have a Board of Directors consisting of not less than three (3) nor more than eleven (11) members. A director need not be a shareholder. At the annual meeting of shareholders, the shareholders shall elect directors to serve a one-year term and until their successors are duly elected and qualified.

B.

Notwithstanding anything herein to the contrary, at all times (except during a period not to exceed sixty (60) days following the death, resignation, incapacity or removal from office of a director prior to expiration of the director’s term of office), a majority of the Board of Directors shall be comprised of persons who are “Independent Directors.” Independent Directors are persons who are not officers or employees of the Corporation or “Affiliates” of (i) any advisor to the Corporation under an advisory agreement, (ii) any lessee of any property of the Corporation, (iii) any subsidiary of the Corporation or (iv) any partnership which is an Affiliate of the Corporation.

C.	For purposes of the foregoing subsection, “Affiliate” of a person shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (ii) any other person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such person, or (iii) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding directors and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term “person” means and includes individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

D.	Notwithstanding any other provisions of these Articles of Incorporation or the bylaws of the Corporation (and notwithstanding that some lesser percentage may be specified by law, these Articles of Incorporation or the bylaws of the Corporation), the provisions of this Article V shall not be amended, altered, changed or repealed without the approval of a majority of the members of the Board of Directors or the affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting separately as a class.

VI.

AMENDMENTS

Except as expressly otherwise required by these Articles of Incorporation, (i) an amendment to or restatement of these Articles of Incorporation for which the Maryland General Corporation Law requires shareholder approval, (ii) the approval of a plan of merger or share exchange for which the Maryland General Corporation Law requires shareholder approval, (iii) the approval of a sale of all, or substantially all of the Corporation’s property, other than in the usual and regular course of business or (iv) the approval of the dissolution of the Corporation shall be approved by a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter, unless in submitting any such matter to the shareholders the Board of Directors shall require a greater vote.

VII.

LIMITATION OF LIABILITY AND INDEMNIFICATION

A.	To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation or its predecessor shall be liable to the Corporation or its stockholders for money damages. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation or its predecessor and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation or its predecessor and at the request of the Corporation or its predecessor, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Articles of Incorporation and bylaws shall vest immediately upon election of a director or officer. The Corporation may indemnify any other persons permitted but not required to be indemnified by Maryland law, as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law, by the Board of Directors. The indemnification and payment or reimbursement of expenses provided in this Articles of Incorporation shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

B.	No amendment of the Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Article VII in respect of any act or omission that occurred prior to such amendment or repeal.

VIII.

REIT STATUS

The Corporation shall seek to elect and maintain status as a REIT under the Code. It shall be the duty of the Board of Directors to ensure that the Corporation satisfies the requirements for qualification as a REIT under the Code, including, but not limited to, the ownership of its outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to its shareholders. The Board of Directors shall take no action to disqualify the Corporation as a REIT or to otherwise revoke the Corporation’s election to be taxed as a REIT without the affirmative vote of two-thirds (2/3) of the number of shares of Common Stock entitled to vote on such matter at a special meeting of the shareholders.

IX.

OWNERSHIP LIMITATIONS

A.	Restrictions on Transfer.

1.	Definitions. The following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of shares of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section (B)(1) of Article IX hereof.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Constructive Ownership” shall mean ownership of shares of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” and “Constructively Owned” shall have correlative meanings.

“Equity Stock” shall mean Preferred Stock and Common Stock of the Corporation. The term “Equity Stock” shall include all shares of Preferred Stock and Common Stock of the Corporation that are held as Shares-in-Trust in accordance with the provisions of Section (B) of Article IX hereof.

“Market Price” on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The “Closing Price” on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or the Nasdaq Stock Market or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange or the Nasdaq Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock.

“Ownership Limit” shall mean, with respect to the Common Stock, 9.9% of the number of outstanding shares of Common Stock and, with respect to any class or series of Preferred Stock, 9.9% of the number of outstanding shares of such class or series of Preferred Stock.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section (B)(5) of Article IX hereof.

“Person” shall mean an individual, corporation, partnership, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group” as that term is used for purposes of Section 12(d)(3) of the Securities Exchange Act of 1934, as amended.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section (A)(3) of Article IX hereof, would own record title to shares of Equity Stock.

“Redemption Rights” shall mean the rights granted under the Supertel Limited Partnership Agreement to the limited partners to redeem, under certain circumstances, their limited partnership interests for shares of Common Stock (or cash at the option of the Corporation).

“Restriction Termination Date” shall mean the first day after which (i) the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT and (ii) there is an affirmative vote of two-thirds of the number of shares of Common Stock entitled to vote on such matter at a special meeting of the shareholders of the Corporation.

“Shares-in-Trust” shall mean any shares of Equity Stock designated Shares-in-Trust pursuant to Section (A)(3) of Article IX hereof.

“Supertel Limited Partnership Agreement” shall mean the agreement of limited partnership establishing Supertel Limited Partnership, a Virginia limited partnership, as amended and restated from time to time.

“Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall not have the correlative meaning.

“Trust” shall mean any separate trust created pursuant to Section (A)(3) of Article IX hereof and administered in accordance with the terms of Section (B) of Article IX hereof, for the exclusive benefit of any Beneficiary.

“Trustee” shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

2.	Restriction on Transfers.

(a) Except as provided in Section (A)(7) of Article IX hereof, prior to the Restriction Termination Date, (i) no Person shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and (ii) any Transfer that, if effective, would result in any

Person Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(b) Except as provided in Section (A)(7) of Article IX hereof, prior to the Restriction Termination Date, any Transfer that, if effective, would result in shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(c) Prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(d) Prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

3.	Transfer to Trust.

(a) If, notwithstanding the other provisions contained in this Section (A) of Article IX, at any time prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, then, (i) except as otherwise provided in Section (A)(7) of Article IX hereof, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (ii) such number of shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section (B) of Article IX hereof, transferred automatically and by operation of law to the Trust to be held in accordance with that Section (B) of Article IX, and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

(b) If, notwithstanding the other provisions contained in this Section (A) of Article IX, at any time prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (ii) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons

(determined without reference to any rules of attribution), (B) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section (B) of Article IX hereof, transferred automatically and by operation of law to the Trust to be held in accordance with that Section (B) of Article IX, and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

4.	Remedies For Breach. If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section (A)(2) of Article IX hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section (A)(2) of Article IX hereof, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

5.	Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section (A)(2) of Article IX hereof, or any Person who owned shares of Equity Stock that were transferred to the Trust pursuant to the provisions of Section (A)(3) of Article IX hereof, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation’s status as a REIT.

6.	Owners Required To Provide Information. Prior to the Restriction Termination Date:

(a) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding shares of all classes of capital stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(b) Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

7.	Exception. The Ownership Limit shall not apply to the acquisition of shares of Equity Stock by an underwriter that participates in a public offering of such shares for a period of 90 days following the purchase by such underwriter of such shares provided that the restrictions contained in Section (A)(2) of Article IX hereof will not be violated following the distribution by such underwriter of such shares. In addition, the Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in Section (A)(2)(B), Section (A)(2)(C), and/or Section (A)(2)(D) of Article IX hereof will not be violated, may exempt a Person from the Ownership Limit provided that (i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of shares of Equity Stock will violate the Ownership Limit and (ii) such Person agrees in writing that any violation or attempted violation will result in such transfer to the Trust of shares of Equity Stock pursuant to Section (A)(3) of Article IX hereof.

B.	Shares-in-Trust.

1.	Trust. Any shares of Equity Stock transferred to a Trust and designated Shares-in-Trust pursuant to Section (A)(3) of Article IX hereof shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary for each Trust within five days after discovery of the existence thereof. Any transfer to a Trust, and subsequent designation of shares of Equity Stock as Shares-in-Trust, pursuant to Section (A)(3) of Article IX hereof shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock of the same class and series. When transferred to a Permitted Transferee in accordance with the provisions of Section (B)(5) of Article IX hereof, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

2.	Dividend Rights. The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors on such shares of Equity Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that (i) are attributable to any shares of Equity Stock designated Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of Section (A)(3) of Article IX hereof, would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

3.	Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class and series of shares of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section (B)(3) of Article IX in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

4.	Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Equity Stock under Section (A)(3) of Article IX hereof, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

5.	Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee shall designate any Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Equity Stock so acquired as Shares-in-Trust under Section (A)(3) of Article IX hereof. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section (B)(5) of Article IX, the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, (iii) cause the Shares-in-Trust to be canceled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Prohibited Owner pursuant to Section (B)(6) of Article IX hereof.

6.	Compensation to Record Holder of Shares of Equity Stock that Become Shares-in-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section (B)(5) of Article IX hereof or following the acceptance of the offer to purchase such shares in accordance with Section (B)(7) of Article IX hereof) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust in accordance with Section (B)(5) of Article IX hereof. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section (B)(6) shall be distributed to the Beneficiary in accordance with the provisions of Section (B)(5) of Article IX hereof. Each Beneficiary and Prohibited Owner waive any and all claims that they may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section (B), by such Trustee or the Corporation.

7.	Purchase Right in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section (A)(5) of Article IX hereof.

C.	Remedies Not Limited. Nothing contained in this Article IX shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

D.	Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article IX, including any definition contained in Section (A)(1) of Article IX hereof, the Board of Directors shall have the power to determine the application of the provisions of this Article IX with respect to any situation based on the facts known to it.

E.	Legend. Each certificate for shares of Equity Stock shall bear the following legend:

“The shares of [Common or Preferred] Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may (i) Beneficially Own or Constructively Own shares of Common Stock in excess of 9.9% of the number of outstanding shares of Common Stock, (ii) Beneficially Own or Constructively Own shares of any class or series of Preferred Stock in excess of 9.9% of the number of outstanding shares of such class or series of Preferred Stock, (iii) beneficially own shares of Equity Stock that would result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (iv) Beneficially Own shares of Equity Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code, or (v) Constructively Own shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation in writing. If the restrictions above are violated, the shares of Equity Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. All capitalized terms in this legend have the meanings defined in the Corporation’s Amended and Restated Articles of Incorporation, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.”

F.	Severability. If any provision of this Article IX or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

X.

ESTABLISHMENT OF SERIES A CUMULATIVE PREFERRED STOCK

Pursuant to Article III hereof, the Board of Directors has established the following Series of Preferred Stock.

A.	Terms of the Series A Cumulative Preferred Stock.

1.	Designation and Number. A series of Preferred Stock, designated the “Series A Cumulative Preferred Stock”, is hereby established. The number of authorized shares of Series A Cumulative Preferred Stock shall be 2,500,000.

2.	Maturity. The Series A Cumulative Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption.

3.	Rank. The Series A Cumulative Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank (a) prior or senior to the Common Stock issued by the Corporation; (b) prior or senior to all classes or series of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank junior to the Series A Cumulative Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation, (c) on a parity with all classes or series of shares of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank on a parity with the Series A Cumulative Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation (the “Parity Shares”) and (d) junior to all existing and future indebtedness of the Corporation.

4.	Dividends.

(a) Holders of Series A Cumulative Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors of the Corporation, or a duly authorized committee thereof, and declared by the Corporation out of funds of the Corporation legally available for payment, preferential cumulative cash dividends at the rate of 8% per annum of the Liquidation Preference (as defined below) per share (equivalent to a fixed annual amount of $.80 per share). Such dividends shall be cumulative from the date of original issue and shall be payable in arrears on the last day of each month (or, if not a Business Day (as defined below), the next succeeding Business Day, each a “Dividend Payment Date”) for the period ending on such Dividend Payment Date, commencing on the date of issue. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close. The first dividend will be paid on             with respect to the period beginning on the date of issue and ending on             . Any dividend payable on the Series A Cumulative Preferred Stock for any partial dividend period will be computed on the basis of twelve 30-day months and a 360-day year. Dividends will be payable in arrears to holders of record as they appear on the share records of the Corporation at the close of business on the applicable record date, which shall be the first day of the calendar month in which the Dividend Payment Date occurs or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(b) No dividends on Series A Cumulative Preferred Stock shall be authorized by the Board of Directors of the Corporation or declared or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c) Notwithstanding the foregoing, dividends on the Series A Cumulative Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement. Accrued but unpaid dividends on the Series A Cumulative Preferred Stock will accumulate and earn additional dividends at 8%, compounded monthly. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any other class or series of Preferred Stock ranking, as to dividends, on a parity with or junior to the Series A Cumulative Preferred Stock (other than a dividend payable in capital stock of the Corporation ranking junior to the Series A Cumulative Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Cumulative Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Cumulative Preferred Stock and the shares of any other class or series of Preferred Stock ranking on a parity as to dividends with the Series A Cumulative Preferred Stock, all dividends declared upon the Series A Cumulative Preferred Stock and any other class or series of Preferred Stock ranking on a parity as to dividends with the Series A Cumulative Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Cumulative Preferred Stock and such other class or series of Preferred Stock, shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Cumulative Preferred Stock and such other class or series of Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other.

(d) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Cumulative Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than a dividend payable in capital stock of the Corporation ranking junior to the Series A Cumulative Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Cumulative Preferred Stock as to dividends or upon liquidation, nor shall the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Cumulative Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for any other class or series of capital stock of the Corporation ranking junior to the Series A Cumulative Preferred Stock as to dividends and upon liquidation or redemption for the purpose of preserving the Corporation’s qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”)). Holders of Series A Cumulative Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Cumulative Preferred Stock as provided above. Any dividend payment made on the Series A Cumulative Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(e) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all classes of shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to the holders of Series A Cumulative Preferred Stock shall be the amount that the total dividends (as determined for federal income tax purposes) paid or made available to the holders of the Series A Cumulative Preferred Stock for the year bears to the Total Dividends. The Corporation may elect to retain and pay income tax on its net long-term capital gains. In such a case, the holders of Series A Cumulative Preferred Stock would include in income their appropriate share of the Corporation’s undistributed long-term capital gains, as designated by the Corporation.

5.	Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Series A Cumulative Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its shareholders a liquidation preference of $10.00 per share (the “Liquidation Preference”) in cash or property at its fair market value as determined by the Board of Directors of the Corporation, plus an amount equal to any accrued and unpaid dividends to the date of payment, but without interest, before any distribution of assets is made to holders of the Corporation’s Common Stock or any other class or series of capital stock of the Corporation that ranks junior to the Series A Cumulative Preferred Stock as to liquidation rights. The Corporation will promptly provide to the holders of the Series A Cumulative Preferred Stock written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, plus any accrued and unpaid dividends to which they are entitled, the holders of the Series A Cumulative Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, the sale, lease or conveyance of all or substantially all of the property or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, unless a liquidation, dissolution or winding up of the Corporation is effected in connection with, or as a step in a series of transactions by which, a consolidation or merger of the Corporation is effected.

In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon distribution of holders of shares of capital stock of the Corporation whose preferential rights upon distribution are superior to those receiving the distribution.

(b) If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series A Cumulative Preferred Stock shall be insufficient to pay in full the above described preferential amount and liquidating payments on any other class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Cumulative Preferred Stock and any such other Parity Shares ratably in the same proportion as the respective amounts that would be payable on such Series A Cumulative Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full.

(c) Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series A Cumulative Preferred Stock and any Parity Shares, the holders of Common Stock shall be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Cumulative Preferred Stock and any Parity Shares shall not be entitled to share therein.

6.	Redemption.

(a) The Corporation may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series A Cumulative Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to the Liquidation Preference per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption (the “Redemption Date”), without interest. No Series A Cumulative Preferred Stock may be redeemed except with assets legally available for the payment of the redemption price.

Holders of Series A Cumulative Preferred Stock to be redeemed shall surrender such Series A Cumulative Preferred Stock at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid dividends payable upon such redemption following such surrender. If notice of redemption of any of the Series A Cumulative Preferred Stock has been given and if the funds necessary for such redemption have been set aside, separate and apart from other funds, by the Corporation in trust for the pro rata benefit of the holders of any Series A Cumulative Preferred Stock so called for redemption, then from and after the Redemption Date dividends will cease to accrue on such Series A Cumulative Preferred Stock, such Series A Cumulative Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. If less than all of the outstanding Series A Cumulative Preferred Stock is to be redeemed, the Series A Cumulative Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

(b) Unless full cumulative dividends on all Series A Cumulative Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no Series A Cumulative Preferred Stock shall be redeemed unless all outstanding Series A Cumulative Preferred Stock is simultaneously redeemed and the Corporation shall not purchase or otherwise acquire, directly or indirectly, any Series A Cumulative Preferred Stock (except by exchange for any other class or series of capital stock of the Corporation ranking junior to the Series A Cumulative Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Corporation of any Series A Cumulative Preferred Stock in accordance with Article IX hereof, or the purchase or acquisition of Series A Cumulative Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series A Cumulative Preferred Stock. So long as no dividends are in arrears, the Corporation shall be entitled at any time and from time to time to repurchase any Series A Cumulative Preferred Stock in open-market transactions duly authorized by the Board of Directors of the Corporation and effected in compliance with applicable laws.

(c) Notice of redemption of the Series A Cumulative Preferred Stock shall be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the Redemption Date. A similar notice shall be mailed by the Corporation by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the Redemption Date, addressed to each holder of record of the Series A Cumulative Preferred Stock to be redeemed at such holder’s address as the same appears on the share records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series A Cumulative Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series A Cumulative Preferred Stock to be redeemed; and (iv) the place or places where the Series A Cumulative Preferred Stock is to be surrendered for payment of the redemption price.

(d) Immediately prior to any redemption of Series A Cumulative Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends through the Redemption Date, unless a Redemption Date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series A Cumulative Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

(e) The Series A Cumulative Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions, except as provided under Article IX hereof.

(f) Subject to applicable law and the limitation on purchases when dividends on the Series A Cumulative Preferred Stock are in arrears, the Corporation may, at any time and from time to time, purchase any Series A Cumulative Preferred Stock in the open market, by tender or by private agreement.

(g) All Series A Cumulative Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and reclassified as authorized but unissued Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock in accordance with the applicable provisions of these Articles of Incorporation.

7.	Voting Rights.

(a) Holders of the Series A Cumulative Preferred Stock will not have any voting rights, except as set forth below.

(b) Whenever dividends on any Series A Cumulative Preferred Stock shall be in arrears for six consecutive months or nine months, whether or not consecutive, in any twelve month period (a “Preferred Dividend Default”), the number of directors then constituting the Board of Directors of the Corporation shall increase by two (if not already increased by reason of a similar arrearage with respect to any Parity Preferred (as hereinafter defined)). The holders of such Series A Cumulative Preferred Stock (voting separately as a class with all other classes or series of Preferred Stock ranking on a parity with the Series A Cumulative Preferred Stock as to dividends or upon liquidation and upon which like voting rights have been conferred and are exercisable (“Parity Preferred”)) will be entitled to vote separately as a class, in order to fill the vacancies thereby created, for the election of a total of two additional directors of the Corporation (the “Preferred Stock Directors”) at a special meeting called by the holders of record of at least 20% of the Series A Cumulative Preferred Stock or the holders of record of at least 20% of any series of Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders, and at each subsequent annual meeting at which a Preferred Stock Director is to be elected until up to twelve months after all dividends accumulated on such Series A Cumulative Preferred Stock and Parity Preferred for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In the event the directors of the Corporation are divided into classes, each such vacancy shall be apportioned among the classes of directors to prevent stacking in any one class and to ensure that the number of directors in each of the classes of directors are as equal as possible. Within twelve months after all accumulated dividends and the dividend for the then current dividend period on the Series A Cumulative Preferred Stock shall have been paid in full or declared and set aside for payment in full, the holders thereof shall be divested of the foregoing voting rights (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or set aside for payment in full on the Series A Cumulative Preferred Stock and all series of Parity

Preferred upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate within twelve months thereafter and the number of directors then constituting the Board of Directors of the Corporation shall decrease accordingly. Any Preferred Stock Director may be removed at any time with or without cause by, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding Series A Cumulative Preferred Stock when they have the voting rights described above (voting separately as a class with all series of Parity Preferred upon which like voting rights have been conferred and are exercisable). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A Cumulative Preferred Stock when they have the voting rights described above (voting separately as a class with all series of Parity Preferred upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.

(c) So long as any shares of Series A Cumulative Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of Series A Cumulative Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of the Series A Cumulative Preferred Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

(i) amend, alter or repeal the provisions of these Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Cumulative Preferred Stock or the holders thereof; or

(ii) authorize, create or issue, or increase the authorized or issued amount of, any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case ranking senior to the Series A Cumulative Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassify any shares of capital stock into any such shares;

provided, however, that with respect to the occurrence of any Event set forth above, so long as the Series A Cumulative Preferred Stock (or any equivalent class or series of stock or shares issued by the surviving corporation, trust or other entity in any merger or consolidation to which the Corporation became a party) remains outstanding with the terms thereof materially unchanged, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the Series A Cumulative Preferred Stock; and provided, further, that (i) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock, (ii) any increase in the amount of the authorized shares of such series, in each case ranking on a parity with or junior to the Series A Cumulative Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or (iii) any merger or consolidation in which the Corporation is not the surviving entity if, as a result of the merger or consolidation, the holders of Series A Cumulative Preferred Stock receive cash in the amount of the Liquidation Preference in exchange for each of their shares of Series A Cumulative Preferred Stock, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(d) With respect to the exercise of the above described voting rights, each share of Series A Cumulative Preferred Stock shall have one vote per share, except that when any other class or series of capital stock shall have the right to vote with the Series A Cumulative Preferred Stock as a single class, then the Series A Cumulative Preferred Stock and such other class or series of capital stock shall each have one vote per $10.00 of liquidation preference.

(e) The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series A Cumulative Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(f) Except as expressly stated in this Article X, the Series A Cumulative Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action, including but not limited to, any merger or consolidation involving the Corporation or a sale of all or substantially all of the assets of the Corporation, irrespective of the effect that such merger, consolidation or sale may have upon the rights, preferences or voting power of the holders of the Series A Cumulative Preferred Stock.

8.	Articles of Incorporation and Bylaws. The rights of all holders of the Series A Cumulative Preferred Stock and the terms of the Series A Cumulative Preferred Stock are subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation, including, without limitation, the restrictions on transfer and ownership contained in Article IX of these Articles of Incorporation.

B.	Exclusion of Other Rights.

Except as may otherwise be required by law, the Series A Cumulative Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in Article X of these Articles of Incorporation (as such article may be amended from time to time) and in the other articles of these Articles of Incorporation. The Series A Cumulative Preferred Stock shall have no preemptive or subscription rights.

C.	Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

D.	Severability of Provisions.

If any voting powers, preferences or relative, participating, optional and other special rights of the Series A Cumulative Preferred Stock or qualifications, limitations or restrictions thereof set forth in Article X of these Articles of Incorporation (as such article may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Cumulative Preferred Stock and qualifications, limitations and restrictions thereof set forth in Article X of these Articles of Incorporation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series A Cumulative Preferred Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series A Cumulative Preferred Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series A Cumulative Preferred Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

XI.

ESTABLISHMENT OF SERIES B CUMULATIVE PREFERRED STOCK

Pursuant to Article III hereof, the Board of Directors has established the following Series of Preferred Stock.

A.	Terms of the Series B Cumulative Preferred Stock.

1.	Designation and Number. A series of Preferred Stock, designated the “Series B Cumulative Preferred Stock”, is hereby established. The number of authorized shares of Series B Cumulative Preferred Stock shall be 800,000.

2.	Maturity. The Series B Cumulative Preferred Stock has no stated maturity and will not be subject to any sinking fund or, except in the event of a Change of Control (as defined below), mandatory redemption.

3.	Rank. The Series B Cumulative Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank (a) prior or senior to the Common Stock issued by the Corporation; (b) prior or senior to all classes or series of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank junior to the Series B Cumulative Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation, (c) on a parity with the Series A Cumulative Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation and with all classes or series of shares of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank on a parity with the Series B Cumulative Preferred Stock (the “Parity Shares”) and (d) junior to all existing and future indebtedness of the Corporation.

4.	Dividends.

(a) Holders of Series B Cumulative Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors of the Corporation, or a duly authorized committee thereof, and declared by the Corporation out of funds of the Corporation legally available for payment, preferential cumulative cash dividends at the rate of 10.0% per annum of the Liquidation Preference (as defined below) per share (equivalent to a fixed annual amount of $25.00 per share). Such dividends shall be cumulative from the date of original issue and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 (or, if not a Business Day (as defined below), the next succeeding Business Day, each a “Dividend Payment Date”) for the period ending on such Dividend Payment Date, commencing on the date of issue. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close. The first dividend on Series B Cumulative Preferred Stock will be paid on             with respect to the period beginning on the date of issue and ending on             and will be less than a full quarter payment. Any dividend payable on the Series B Cumulative Preferred Stock for any partial dividend period will be computed on the basis of twelve 30-day months and a 360-day year. Dividends will be payable in arrears to holders of record as they appear on the share records of the Corporation at the close of business on the applicable record date, which shall be the fifteenth day of March, June, September or December, as the case may be, immediately preceding the applicable Dividend Payment Date or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(b) No dividends on Series B Cumulative Preferred Stock shall be authorized by the Board of Directors of the Corporation or declared or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c) Notwithstanding the foregoing, dividends on the Series B Cumulative Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement. Accrued but unpaid dividends on the Series B Cumulative Preferred Stock will accumulate but will not bear interest. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any other class or series of Preferred Stock ranking, as to dividends, on a parity with or junior to the Series B Cumulative Preferred Stock (other than a dividend payable in capital stock of the Corporation ranking junior to the Series B Cumulative Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series B Cumulative Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Cumulative Preferred Stock and the shares of any other class or series of Preferred Stock ranking on a parity as to dividends with the Series B Cumulative Preferred Stock, all dividends declared upon the Series B Cumulative Preferred Stock and any other class or series of Preferred Stock ranking on a parity as to dividends with the Series B Cumulative Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series B Cumulative Preferred Stock and such other class or series of Preferred Stock, shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Cumulative Preferred Stock and such other class or series of Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other.

(d) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series B Cumulative Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than a dividend payable in capital stock of the Corporation ranking junior to the Series B Cumulative Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series B Cumulative Preferred Stock as to dividends or upon liquidation, nor shall the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series B Cumulative Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for any other class or series of capital stock of the Corporation ranking junior to the Series B Cumulative Preferred Stock as to dividends and upon liquidation or redemption for the purpose of preserving the Corporation’s qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”) or complying with the provisions of Article VIII hereof). Holders of Series B Cumulative Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series B Cumulative Preferred Stock as provided above. Any dividend payment made on the Series B Cumulative Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. Accrued but unpaid dividends on the Series B Cumulative Preferred Stock will not bear interest.

5.	Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Series B Cumulative Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its shareholders a liquidation preference of $25.00 per share (the “Liquidation Preference”) in cash, plus an amount equal to any accrued and unpaid dividends to the date of payment, but without interest, before any distribution of assets is made to holders of the Corporation’s Common Stock or any other class or series of capital stock of the Corporation that ranks junior to the Series B Cumulative Preferred Stock as to liquidation rights. The Corporation will promptly provide to the holders of the Series B Cumulative Preferred Stock written notice of any event triggering the right to receive such Liquidation Preference. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, the sale, lease or conveyance of all or substantially all of the property or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon distribution of holders of shares of capital stock of the Corporation whose preferential rights upon distribution are superior to those receiving the distribution.

(b) If upon any liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of Series B Cumulative Preferred Stock shall be insufficient to pay in full the above described preferential amount and liquidating payments on any other class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Cumulative Preferred Stock and any such other Parity Shares ratably in the same proportion as the respective amounts that would be payable on such Series B Cumulative Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full.

(c) Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series B Cumulative Preferred Stock and any Parity Shares, the holders of the Series B Cumulative Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

6.	Redemption.

(a) The Series B Cumulative Preferred Stock is not redeemable at the Corporation’s option prior to June 3, 2013 except upon a Change of Control or pursuant to the provisions of Article IX hereof. The Corporation, upon not less than 30 nor more than 60 days’ written notice, may at its option on or after June 3, 2013 redeem the Series B Cumulative Preferred Stock, in whole or in part, at any time or from time to time, and shall upon a Change of Control redeem each outstanding share of Series B Cumulative Preferred Stock, in all cases for cash at a redemption price equal to the Liquidation Preference per share, plus all accrued and unpaid dividends thereon to the date of redemption, without interest.

If notice of redemption of any of the Series B Cumulative Preferred Stock has been given and if the funds necessary for such redemption have been set aside, separate and apart from other funds, by the Corporation in trust for the pro rata benefit of the holders of any Series B Cumulative Preferred Stock so called for redemption, then from and after the date of redemption dividends will cease to accrue on such Series B Cumulative Preferred Stock, such Series B Cumulative Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. If less than all of the outstanding Series B Cumulative Preferred Stock is to be redeemed, the Series B Cumulative Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

(b) Unless full cumulative dividends on all Series B Cumulative Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no Series B Cumulative Preferred Stock shall be redeemed unless all outstanding Series B Cumulative Preferred Stock is simultaneously redeemed and the Corporation shall not purchase or otherwise acquire, directly or indirectly, any Series B Cumulative Preferred Stock (except by exchange for any other class or series of capital stock of the Corporation ranking junior to the Series B Cumulative Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Corporation of any Series B Cumulative Preferred Stock in accordance with Article IX hereof, or the purchase or acquisition of Series B Cumulative Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series B Cumulative Preferred Stock. Subject to applicable law and the limitation on purchases when dividends on the Series B Cumulative Preferred Stock are in arrears, the Corporation shall be entitled at any time and from time to time to repurchase any Series B Cumulative Preferred Stock by tender, by private agreement and in open-market transactions duly authorized by the Board of Directors of the Corporation.

(c) Notice of redemption of the Series B Cumulative Preferred Stock shall be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the date of redemption. A similar notice shall be mailed by the Corporation by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the date of redemption, addressed to each holder of record of the Series B Cumulative Preferred Stock to be redeemed at such holder’s address as the same appears on the share records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series B Cumulative Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the date of redemption; (ii) the redemption price; (iii) the number of shares of Series B Cumulative Preferred Stock to be redeemed; (iv) the place or places where the Series B Cumulative Preferred Stock is to be surrendered for payment of the redemption price; and (v) dividends will cease to accrue on the redemption date.

(d) Immediately prior to any redemption of Series B Cumulative Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends through the date of redemption, unless a date of redemption falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series B Cumulative Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

(e) All Series B Cumulative Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and reclassified as authorized but unissued Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock in accordance with the applicable provisions of these Articles of Incorporation.

(f) A “Change of Control” shall be deemed to have occurred at such time as (i) a “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of Voting Stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of Voting Stock representing more than 35% of the total voting power of the total Voting Stock of the Corporation on a fully diluted basis; (ii) the date the Corporation sells, transfers or otherwise disposes of all or substantially all of the assets of the Corporation; and (iii) the date of the consummation of a merger or share exchange of the Corporation with another corporation where the shareholders of the Corporation immediately prior to the merger or share exchange would not beneficially own immediately after the merger or share exchange, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all shareholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors of the Corporation immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange. “Voting Stock” shall mean capital stock of any class or kind having the power to vote generally for the election of directors of the Corporation.

7.	Voting Rights.

(a) Holders of the Series B Cumulative Preferred Stock will not have any voting rights, except as set forth below.

(b) Whenever dividends on any Series B Cumulative Preferred Stock shall be in arrears for six or more quarterly periods, whether or not consecutive (a “Preferred Dividend Default”), the number of directors then constituting the Board of Directors of the Corporation shall increase by two (if not already increased by reason of a similar arrearage with respect to any Parity Preferred (as hereinafter defined)). The holders of such Series B Cumulative Preferred Stock (voting separately as a class with all other classes or series of Preferred Stock ranking on a parity with the Series B Cumulative Preferred Stock as to dividends or upon liquidation and upon which like voting rights have been conferred and are exercisable (“Parity Preferred”)) will be entitled to vote separately as a class, in order to fill the vacancies thereby created, for the election of a total of two additional directors of the Corporation (the “Preferred Stock Directors”) at a special meeting called by the holders of record of at least 20% of the Series B Cumulative Preferred Stock or the holders of record of at least 20% of any series of Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders)

or at the next annual meeting of shareholders, and at each subsequent annual meeting at which a Preferred Stock Director is to be elected until up to twelve months after all dividends accumulated on such Series B Cumulative Preferred Stock and Parity Preferred for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In the event the directors of the Corporation are divided into classes, each such vacancy shall be apportioned among the classes of directors to prevent stacking in any one class and to ensure that the number of directors in each of the classes of directors are as equal as possible. Within twelve months after all accumulated dividends and the dividend for the then current dividend period on the Series B Cumulative Preferred Stock shall have been paid in full or declared and set aside for payment in full, the holders thereof shall be divested of the foregoing voting rights (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or set aside for payment in full on the Series B Cumulative Preferred Stock and all series of Parity Preferred upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate (within twelve months thereafter) and the number of directors then constituting the Board of Directors of the Corporation shall decrease accordingly. Any Preferred Stock Director may be removed at any time with or without cause by, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding Series B Cumulative Preferred Stock when they have the voting rights described above (voting separately as a class with all series of Parity Preferred upon which like voting rights have been conferred and are exercisable). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series B Cumulative Preferred Stock when they have the voting rights described above (voting separately as a class with all series of Parity Preferred upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.

(c) So long as any shares of Series B Cumulative Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of Series B Cumulative Preferred Stock entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the Series B Cumulative Preferred Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

(i) amend, alter, repeal or make other changes to the provisions of these Articles of Incorporation setting forth the terms of the Series B Cumulative Preferred Stock, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Cumulative Preferred Stock or the holders thereof; or

(ii) authorize, create or issue, or increase the authorized or issued amount of, any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case ranking senior to the Series B Cumulative Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or otherwise, or reclassify any shares of capital stock into any such shares;

provided, however, that with respect to the occurrence of any Event set forth above, so long as the Series B Cumulative Preferred Stock (or any equivalent class or series of stock or shares issued by the surviving corporation, trust or other entity in any merger or consolidation to which the Corporation became a party) remains outstanding with the terms thereof materially unchanged, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the Series B Cumulative Preferred Stock; and provided, further, that (i) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock, (ii) any increase in the amount of the authorized shares of such series, in each case ranking on a parity with or junior to the Series B Cumulative Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or (iii) any merger or consolidation in which the Corporation is not the surviving entity if, as a result of the merger or consolidation, the holders of Series B Cumulative Preferred Stock receive cash in the amount of the Liquidation Preference in exchange for each of their shares of Series B Cumulative Preferred Stock, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(d) With respect to the exercise of the above described voting rights, each share of Series B Cumulative Preferred Stock shall have one vote per share, except that when any other class or series of capital stock shall have the right to vote with the Series B Cumulative Preferred Stock as a single class, then the Series B Cumulative Preferred Stock and such other class or series of capital stock shall each have one vote per $10.00 of liquidation preference.

(e) The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series B Cumulative Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

8.	Articles of Incorporation and Bylaws.

The rights of all holders of the Series B Cumulative Preferred Stock and the terms of the Series B Cumulative Preferred Stock are subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation, including, without limitation, the restrictions on transfer and ownership contained in Article IX of these Articles of Incorporation.

B.	Exclusion of Other Rights.

Except as may otherwise be required by applicable law, the Series B Cumulative Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in Article XI of these Articles of Incorporation (as such article may be amended from time to time) and in the other articles of these Articles of Incorporation. The Series B Cumulative Preferred Stock shall have no preemptive or subscription rights.

C.	Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

D.	Severability of Provisions.

If any voting powers, preferences or relative, participating, optional and other special rights of the Series B Cumulative Preferred Stock or qualifications, limitations or restrictions thereof set forth in Article XI of these Articles of Incorporation (as such article may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series B Cumulative Preferred Stock and qualifications, limitations and restrictions thereof set forth in Article XI of these Articles of Incorporation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series B Cumulative Preferred Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series B Cumulative Preferred Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series B Cumulative Preferred Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

XII.

ESTABLISHMENT OF SERIES C CUMULATIVE PREFERRED STOCK

Pursuant to Article III hereof, the Board of Directors has established the following Series of Preferred Stock.

A.	Terms of the series c cumulative convertible preferred stock.

1.	Designation and Number. A series of Preferred Stock, designated the “Series C Cumulative Convertible Preferred Stock”, is hereby established (and are herein referred to as the “Series C Preferred Stock”). The number of authorized shares of Series C Preferred Stock shall be 3,000,000 (the “Preferred Shares”).

2.	Maturity. The Series C Preferred Stock has no stated maturity and will not be subject to any sinking fund, mandatory redemption, except as described below, forced conversion.

3.	Rank. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of Supertel Hospitality, Inc. (the “Corporation”), rank (a) prior or senior to the Common Stock issued by the Corporation; (b) prior or senior to all classes or series of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank junior to the Series C Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation, (c) on a parity with the Series A Cumulative Preferred Stock and Series B Cumulative Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation and with all classes or series of shares of Preferred Stock issued by the Corporation, the terms of which specifically provide that such shares rank on a parity with the Series C Preferred Stock (the “Parity Shares”) and (d) junior to all existing and future indebtedness of the Corporation.

4.	Dividends.

(a) Holders of Series C Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors of the Corporation, or a duly authorized committee thereof, and declared by the Corporation out of funds of the Corporation legally available for payment, preferential cumulative cash dividends at the rate of 6.25% per annum of the face value per share (equivalent to a fixed annual amount of $0.625 per share). Such dividends shall be cumulative from the date of original issue and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 (or, if not a Business Day (as defined below), the next succeeding Business Day, each a “Dividend Payment Date”) for the period ending on such Dividend Payment Date, commencing on the date of issue. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close. The first dividend on Series C Preferred Stock will be paid on             with respect to the period beginning on the date of issue and ending on             and will be less than a full quarter payment. Any dividend payable on the Series C Preferred Stock for any partial dividend period will be computed on the basis of twelve 30-day months and a 360-day year. Dividends will be payable in arrears to holders of record as they appear on the share records of the Corporation at the close of business on the applicable record date, which shall be the fifteenth day of March, June, September or December, as the case may be, immediately preceding the applicable Dividend Payment Date or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(b) No dividends on Series C Preferred Stock shall be authorized by the Board of Directors of the Corporation or declared or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation relating to the Corporation’s indebtedness prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c) Notwithstanding the foregoing, dividends on the Series C Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement. Accrued but unpaid dividends on the Series C Preferred Stock will accumulate and will earn additional dividends at 6.25%, compounding quarterly. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any other class or series of Preferred Stock ranking, as to dividends, on a parity with or junior to the Series C Preferred Stock (other than a dividend payable in capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series C Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series C Preferred Stock and the shares of any other class or series of Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon the Series C Preferred Stock and any other class or series of Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series C Preferred Stock and such other class or series of Preferred Stock, shall in all cases bear to each other the same ratio that accrued dividends per share on the Series C Preferred Stock and such other class or series of Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other.

Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than a dividend payable in capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation, nor shall the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for any other class or series of capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation or redemption for the purpose of preserving the Corporation’s qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”) or complying with the provisions of Article VIII hereof). Holders of Series C Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series C Preferred Stock as provided above. Any dividend payment made on the Series C Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. As provided herein, accrued but unpaid dividends on the Series C Preferred Stock will accumulate and will earn additional dividends at 6.25%, compounding quarterly.

5.	Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Series C Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its shareholders a liquidation preference of $10.00 per share (the “Liquidation Preference”) in cash, plus an amount equal to any accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of the Corporation’s Common Stock or any other class or series of capital stock of the Corporation that ranks junior to the Series C Preferred Stock as to liquidation rights. As provided herein, accrued but unpaid dividends on the Series C Preferred Stock will accumulate and will earn additional dividends at 6.25%, compounding quarterly. The Corporation will promptly provide to the holders of the Series C Preferred Stock written notice of any event triggering the right to receive such Liquidation Preference. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, the sale, lease or conveyance of all or substantially all of the property or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon distribution of holders of shares of capital stock of the Corporation whose preferential rights upon distribution are superior to those receiving the distribution.

(b) If upon any liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of Series C Preferred Stock shall be insufficient to pay in full the above described preferential amount and liquidating payments on any other class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Preferred Stock and any such other Parity Shares ratably in the same proportion as the respective amounts that would be payable on such Series C Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full.

(c) Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series C Preferred Stock and any Parity Shares, the holders of the Series C Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

6.	Redemption.

(a) The Series C Preferred Stock is not redeemable at the Corporation’s option prior to January 31, 2017. After January 31, 2017, the Series C Preferred Stock is redeemable at the Corporation’s option if the VWAP (as defined below) of the Common Stock of the Corporation is less than the Conversion Price for any 30 Day Period (as defined below) after January 31, 2017 (a “Redemption Event”). The Corporation, upon not less than 30 nor more than 60 days’ written notice, may at its option at any time after a Redemption Event redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, redeem each outstanding share of Series C Preferred Stock, in all cases for cash at a redemption price equal to the Liquidation Preference per share, plus all accrued and unpaid dividends thereon to the date of redemption. As provided herein, accrued but unpaid dividends on the Series C Preferred Stock will accumulate and will earn additional dividends at 6.25%, compounding quarterly.

If notice of redemption of any of the Series C Preferred Stock has been given and if the funds necessary for such redemption have been set aside, separate and apart from other funds, by the Corporation in trust for the pro rata benefit of the holders of any Series C Preferred Stock so called for redemption, then from and after the date of redemption dividends will cease to accrue on such Series C Preferred Stock, such Series C Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. If less than all of the outstanding Series C Preferred Stock is to be redeemed, the Series C Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method reasonably determined by the Corporation.

(b) Unless full cumulative dividends on all Series C Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no Series C Preferred Stock shall be redeemed unless all outstanding Series C Preferred Stock is simultaneously redeemed and the Corporation shall not purchase or otherwise acquire, directly or indirectly, any Series C Preferred Stock (except by exchange for any other class or series of capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Corporation of any Series C Preferred Stock in accordance with Article IX hereof, or the purchase or acquisition of Series C Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series C Preferred Stock. Subject to applicable law and the limitation on purchases when dividends on the Series C Preferred Stock are in arrears, the Corporation shall be entitled at any time and from time to time to repurchase any Series C Preferred Stock by tender, by private agreement and in open-market transactions duly authorized by the Board of Directors of the Corporation.

(c) Notice of redemption by the Corporation of the Series C Preferred Stock shall be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the date of redemption. A similar notice shall be mailed by the Corporation by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the date of redemption, addressed to each holder of record of the Series C Preferred Stock to be redeemed at such holder’s address as the same appears on the share records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series C Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the date of redemption;

(ii) the redemption price; (iii) the number of shares of Series C Preferred Stock to be redeemed; (iv) the place or places where the Series C Preferred Stock is to be surrendered for payment of the redemption price; and (v) dividends will cease to accrue on the redemption date.

(d) Immediately prior to any redemption of Series C Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends through the date of redemption, unless a date of redemption falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series C Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

(e) All Series C Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and reclassified as authorized but unissued Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock in accordance with the applicable provisions of these Articles of Incorporation.

(f) “30 Day Period” shall mean any 30 consecutive calendar days. “VWAP” means, for any 30 Day Period (i) the volume weighted average price of the Common Stock for such period on the Nasdaq Stock Market LLC, or if such securities are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed or admitted as reported by Bloomberg L.P. (based on a trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (ii) if not listed or admitted for trading on any national securities exchange, the volume weighted average price of the Common Stock for such period in the applicable securities market in which the securities are traded, or (iii) if the Common Stock is not then listed or quoted for trading on any securities market the average fair market value of a share of Common Stock for such period as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company and which determination shall be final, conclusive and binding.

7.	Voting Rights.

(a) Except as otherwise provided herein, the Holders of Series C Preferred Stock shall not have any voting rights. The Holders of Series C Preferred Stock shall be entitled to vote their Series C Preferred Stock as a single class with the holders of the Common Stock on all matters submitted to such holders for vote or consent. For each such vote or consent, the voting power of the Series C Preferred Stock shall be equal to the lesser of (i) .78625 vote per share of Series C Preferred Stock or (ii) an amount of votes per share of Series C Preferred Stock such that the vote of all shares of Series C Preferred Stock in the aggregate equal 34% of the combined voting power all of the Voting Stock entitled to vote or consent, minus an amount equal to the number of votes represented by the other shares of Voting Stock Beneficially Owned by Real Estate Strategies L.P., a Bermuda Limited Partnership (“RES” or the “Purchaser”) and its Affiliates and Subsidiaries, as such terms are defined under certain Purchase Agreement dated as of November 16, 2011 by and among the Purchaser and the predecessor of the Corporation. The foregoing voting rights decline in proportion to the amount of Series C Preferred Stock converted to common shares. “Voting Stock” shall mean capital stock of any class or kind having the power to vote generally for the election of directors of the Corporation.

(b) So long as any shares of Series C Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of Series C Preferred Stock be entitled to cast at least a majority of the votes entitled to be cast by the holders of the Series C Preferred Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

(i) amend, alter, repeal or make other changes to the provisions of these Articles of Incorporation setting forth the terms of the Series C Preferred Stock, whether by merger, consolidation or otherwise (an “Event”), so as to adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock or the holders thereof; or

(ii) authorize, create or issue, or increase the authorized or issued amount of, any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case ranking senior or pari passu to the Series C Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or otherwise, or reclassify any shares of capital stock into any such shares;

provided, however, that with respect to the occurrence of any Event, so long as the Series C Preferred Stock (or any equivalent class or series of stock or shares issued by the surviving corporation, trust or other entity in any merger or consolidation to which the Corporation became a party) remains outstanding with the terms thereof materially unchanged, the occurrence of any such Event shall not be deemed to adversely affect such rights, preferences, privileges or voting power of holders of the Series C Preferred Stock; and provided, further, that (i) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock, (ii) any increase in the amount of the authorized shares of such series, in each case ranking on a parity with or junior to the Series C Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or (iii) any merger or consolidation in which the Corporation is not the surviving entity if, as a result of the merger or consolidation, the holders of Series C Preferred Stock receive cash in the amount of the Liquidation Preference plus accrued and unpaid dividends in exchange for each of their shares of Series C Preferred Stock, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

With respect solely to the exercise of the above described voting rights in this Section 7(b), each share of Series C Preferred Stock shall have one vote per share, except that when any other class or series of capital stock shall have the right to vote with the Series C Preferred Stock as a single class, then the Series C Preferred Stock and such other class or series of capital stock shall each have one vote per $10.00 of liquidation preference.

The foregoing voting provisions in this Section 7(b) will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series C Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(c) So long as the Purchaser and/or its Affiliates has the right to designate two or more directors to the Board of Directors of the Corporation pursuant to the Directors Designation Agreement dated January 31, 2012, by and among the predecessor of the Corporation, the Purchaser and IRSA Inversiones y Representaciones Sociedad Anónima, an Argentine sociedad anónima (“IRSA”), the following matters shall require the approval of the Purchaser and/or IRSA:

(i) the merger, consolidation, liquidation or sale of substantially all of the assets of the Corporation;

(ii) the sale, issuance or potential issuance in an offering by the Corporation of Common Stock (or securities convertible into or exercisable Common Stock) equal to 20% or more of the Common Stock or 20% or more of the Voting Stock outstanding before the issuance; or

(iii) any transaction in which the Corporation is to be a participant and the amount involved exceeds $120,000 other than employment compensation and in which any of the Corporation’s directors or executive officers or any member of their immediate family will have a material interest, exclusive of interests arising solely from the ownership of a class of equity securities of the Corporation and all holders of that class of equity securities receive the same benefit on a pro rata basis.

8.	Conversion.

(a) Subject to the Beneficial Ownership Limitation (as set forth below) each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the Date of Issuance at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Liquidation Preference of such share of Series C Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with a conversion notice (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. To effect conversions of shares of Series C Preferred Stock, a Holder shall surrender the certificate(s) representing the shares of Series C Preferred Stock to be converted to the Corporation together with the delivery of the Notice of Conversion, unless such shares are held in uncertificated form. Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled.

(b) The conversion price for the Series C Preferred Stock shall equal $1.00, subject to adjustment herein (the “Conversion Price”).

(c) Promptly after each Conversion Date, the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series C Preferred Stock.

(d) No fractional Common Stock shall be issued upon conversion of Series C Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of Series C Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the exercise would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional shares, pay cash equal to the product of such fraction multiplied by the fair market value per share of Common Stock on the Conversion Date (as reported by the NASDAQ or any other national securities exchange on which the Common Stock are then listed for trading, or if none, the most recently reported “over the counter” trade price or if none, as determined in good faith by the Board of Directors of the Company).

(e) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred, free from all liens and preemptive rights. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable. The Corporation shall use its best efforts to list the Common Stock required to be delivered upon conversion of the Series C Preferred Stock, prior to such delivery, upon any national securities exchange upon which the Common Stock is listed at the time of such delivery.

(f) The issuance of certificates for shares of the Common Stock on conversion of the Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(g) The Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own Voting Stock in excess of the Beneficial Ownership Limitation.

For purposes of this Section 8(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder (except that a person or group shall be deemed to have beneficial ownership of shares of Voting Stock that such person or group has the right to acquire regardless of when such right is first exercisable), it being acknowledged by such Holder that the Holder does not have the right to acquire Common Stock in excess of the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph. For purposes of this Section 8(g), a Holder may rely on the number of outstanding shares of Voting Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Voting Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall promptly confirm orally and in writing to such Holder the number of votes represented by the Voting Stock then outstanding. In any case, the voting power of outstanding shares of Voting Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Voting Stock was reported. The “Beneficial Ownership Limitation” shall be 34.0% of the total number of votes represented by the Voting Stock outstanding immediately after giving effect to the issuance of shares of Common Stock otherwise issuable upon conversion of Preferred Stock pursuant to the applicable Notice of Conversion. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to any successor holder of Series C Preferred Stock.

9.	Certain Adjustments.

(a) If the Corporation, at any time while this Series C Preferred Stock is outstanding: (i) pays a stock dividend or makes a distribution to holders of any class or series of capital stock of the Corporation in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series C Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock by reclassification of the Common Stock, or (v) undertakes any transaction similar to or having the effect of the foregoing transactions, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) If the Corporation sells or issues any Common Stock or grants any option or right to purchase Common Stock at an effective price per share that is lower than $1.00 per share (the “Base Conversion Price”), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock, option or right are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 9(b) in respect of an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of Common Stock to employees, officers, directors or consultants of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued and outstanding on the date of the establishment of the Series C Preferred Stock, (c) securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock, (d) securities issued pursuant to acquisitions approved by a number of the members of the Board of Directors equal to one more than a majority of the members of the Board of Directors and (e) securities issued upon the exercise of warrants to purchase Common Stock which were issued concurrently with the issuance of the Series C Preferred Stock to the original Holder or Holders.

(c) If at any time the Corporation issues any rights, options or warrants pro rata to all holders of Common Stock to purchase Common Stock (or securities convertible into or exchangeable for Common Stock) (the “Purchase Rights”), then each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the issuance of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent and such Purchase Right to such extent shall be held in abeyance, for a period not to exceed 71 days, for the Holder until such time during such 71 day period, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) If the Corporation, at any time while this Series C Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 9(c)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e) Whenever the Conversion Price is adjusted pursuant to any provision of this Section 9, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f) Minimum Adjustment. Notwithstanding anything herein to the contrary, no adjustment of the Conversion Price shall be made pursuant to this Section 9 in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

(g) If the Conversion Price is adjusted pursuant to Section 9(a), then the vote per share of the Series C Preferred Stock shall be further adjusted, to a vote per share determined by multiplying the vote per share of the Series C Preferred Stock then in effect for Section 7(a)(i), by a fraction of which the denominator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event causing adjustment of the Conversion Price pursuant to Section 9(a), and of which the numerator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 9(g) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

10.	Articles of Incorporation and Bylaws.

The rights of all holders of the Series C Preferred Stock and the terms of the Series C Preferred Stock are subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation, including, without limitation, the restrictions on transfer and ownership contained in Article IX of these Articles of Incorporation.

B.	Exclusion of other rights.

Except as may otherwise be required by applicable law, the Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in Article XII of these Articles of Incorporation (as such article may be amended from time to time) and in the other articles of these Articles of Incorporation. The Series C Preferred Stock shall have no preemptive or subscription rights.

C.	Headings of subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

D.	Severability of provisions.

If any voting powers, preferences or relative, participating, optional and other special rights of the Series C Preferred Stock or qualifications, limitations or restrictions thereof set forth in Article XII of these Articles of Incorporation (as such article may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in Article XII of these Articles of Incorporation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series C Preferred Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series C Preferred Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series C Preferred Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

Appendix D

BYLAWS

OF

SUPERTEL HOSPITALITY, INC.

i

ii

BYLAWS

OF

SUPERTEL HOSPITALITY, INC.

The Board of Directors of Supertel Hospitality, Inc. (formerly known as Humphrey Hospitality Trust, Inc.) (the “Corporation”) hereby sets out the Bylaws of the Corporation in their entirety, as follows:

ARTICLE I

Offices

Section 1. Principal Office. The principal office of the Corporation shall be located at 1800 West Pasewalk Avenue, Suite 200, Norfolk, Nebraska, or at any other place or places as the Board of Directors may designate.

Section 2. Additional Offices. The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 3. Fiscal and Taxable Years. The fiscal and taxable years of the Corporation shall begin on January 1 and end on December 31.

ARTICLE II

Meetings of Shareholders

Section 1. Place. All meetings of shareholders shall be held at 1800 West Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701, or at such other place within the United States as shall be stated in the notice of the meeting.

Section 2. Annual Meeting. The CEO or the Board of Directors may fix the time of the annual meeting of the shareholders for the election of Directors and the transaction of any business as may be properly brought before the meeting, but if no such date and time is fixed by the CEO or the Board of Directors, the meeting for any calendar year shall be held on the fourth Thursday in May, if that day is not a legal holiday. If that day is a legal holiday, the annual meeting shall be held on the next succeeding business day that is not a legal holiday.

Section 3. Special Meetings. The CEO, a majority of the Board of Directors or a majority of the Independent Directors may call special meetings of the shareholders. Special meetings of shareholders also shall be called by the Secretary upon the written request of the holders of shares entitled to cast not less than ten percent (10%) of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation of such costs, the Secretary shall give notice to each shareholder entitled to notice of the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any annual or special meeting of the shareholders held during the preceding twelve months.

Section 4. Notice. Not less than 10 nor more than 60 days before each meeting of shareholders, the Secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

Notice of a meeting of shareholders to act on (i) an amendment of the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), (ii) plan of merger or share exchange, (iii) the sale, lease, exchange or other disposition of all, or substantially all, the property of the Corporation otherwise than in the usual and regular course of its business, or (iv) the dissolution of the Corporation, shall be given in the manner provided above, to each shareholder, whether or not entitled to vote, not less than twenty-five nor more than sixty days before the date of the meeting. Any such notice shall state that one of the purposes of the meeting is to consider the particular extraordinary corporate act and, when applicable, shall be accompanied by a copy of the (i) proposed amendment, (ii) plan of merger or share exchange, or (iii) agreement pursuant to which the disposition of all or substantially all of the Corporation’s property will be effected.

Section 5. Scope of Notice. No business shall be transacted at a special meeting of shareholders except that specifically designated in the notice of the meeting. Subject to the provisions of Section 16 of this Article II, any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

Section 6. Organization. At every meeting of the shareholders, the CEO, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the CEO, one of the following officers present shall conduct the meeting and act as Chairman in the order stated: the Chairman of the Board, Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast. The Secretary, or, in his absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman shall act as Secretary.

Section 7. Quorum. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this Section 7 shall not affect any requirement under any statute, the Articles of Incorporation or these Bylaws for the vote necessary for the adoption of any measure. If such quorum shall not be present at any meeting of the shareholders, the shareholders representing a majority of the shares entitled to vote at such meeting, present in person or by proxy, may vote to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting until such quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. Any meeting of the shareholders, including one at which directors are to be elected, may be adjourned as the presiding officer of the meeting, or the shareholders present in person or by proxy and entitled to vote by majority of the votes cast, shall direct to a different date, time or place for such periods of not more than 120 days after the original record date without notice other than announcement at the meeting of the new date, time or place.

Section 8. Voting. A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director. There shall be no cumulative voting. Each share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute, by the Articles of Incorporation or by these Bylaws. Each shareholder of record shall have the right, at every meeting of shareholders, to one vote for each share held.

Section 9. Proxies. A shareholder may vote the shares of stock owned of record by him, either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 10. Voting of Shares by Certain Holders. Shares registered in the name of another corporation, if entitled to be voted, may be voted by the president, a vice president or a proxy appointed by the president or a vice president of such other corporation, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the board of directors of such other corporation presents a certified copy of such bylaw or resolution, in which case such person may vote such shares. Any fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

Shares of its own stock indirectly owned by this Corporation shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a shareholder may certify in writing to the Corporation that any shares of stock registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified stock in place of the shareholder who makes the certification.

Section 11. Inspectors. At any meeting of shareholders, the Chairman of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

Section 12. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or entitled to receive payment for any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section such determination shall apply to any adjournment thereof.

Section 13. Action Without a Meeting. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting of shareholders (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.

Section 14. Voting by Ballot. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

Section 15. Voting List. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation or at its principal place of business or at the office of its transfer agent or registrar and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. If the requirements of this section have not been substantially complied with, the meeting shall, on the demand of any shareholder in person or by proxy, be adjourned until the requirements are complied with.

Section 16. Shareholder Proposals. To be properly brought before an annual meeting of shareholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than ninety (90) days in advance of the annual meeting. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

In the event that a shareholder attempts to bring business before an annual meeting without complying with the provisions of this Section 16, the Chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting in accordance with the foregoing procedures, and such business shall not be transacted.

No business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 16, provided, however, that nothing in this Section 16 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting.

ARTICLE III

Directors

Section 1. General Powers. The Board of Directors shall have full power to conduct, manage, and direct the business and affairs of the Corporation, and all powers of the Corporation, except those specifically reserved or granted to the shareholders by statute or by the Articles of Incorporation or these Bylaws, shall be exercised by, or under the authority of, the Board of Directors.

Section 2. Number, Tenure and Qualifications. The number of Directors of the Corporation shall be not less than three (3) nor more than nine (9). Directors need not be shareholders in the Corporation.

At all times (except during a period not to exceed sixty (60) days following the death, resignation, incapacity or removal from office of a Director prior to expiration of the Director’s term of office), a majority of the Board of Directors shall be comprised of Independent Directors.

Section 3. Changes in Number; Vacancies. Any vacancy occurring on the Board of Directors may, subject to the provisions of Section 5 of this Article III, be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum; provided, however, that a majority of Independent Directors shall nominate replacements for vacancies among the Independent Directors, which replacements must be elected by a majority of the Directors, including a majority of the Independent Directors. Any vacancy occurring by reason of an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors including a majority of Independent Directors. If the shareholders of any class or series are entitled separately to elect one or more Directors, a majority of the remaining Directors elected by that class or series or the sole remaining Director elected by that class or series may fill any vacancy among the number of Directors elected by that class or series. A Director elected by the Board of Directors to fill a vacancy shall be elected to hold office for the balance of the term of the Director he is replacing or until his successor is elected and qualified. The Board of Directors may declare vacant the office of a Director who has been declared of unsound mind by an order of court, who has pled guilty or nolo contendere to, or been convicted of, a felony involving moral turpitude, or who has willfully violated the Company’s Articles of Incorporation or these Bylaws.

Section 4. Resignations. Any Director or member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt by the Chairman of the Board, the CEO, the President or the Secretary.

Section 5. Removal of Directors. The shareholders may, at any time, remove any Director, with or without cause, by the affirmative vote of the holders of not less than a majority of all the shares entitled to vote on the election of Directors and may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director.

Section 6. Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this bylaw being necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.

Section 7. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the CEO, the President, a majority of the Board of Directors or a majority of the Independent Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

Section 8. Notice. Notice of any special meeting of the Board of Directors shall be given by written notice delivered personally, telegraphed, telecopied or mailed to each Director at his business or resident address. Personally delivered, telegraphed or telecopied notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 9. Quorum. Subject to the provisions of Section 10 of this Article III, a majority of the entire Board of Directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a quorum is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

Subject to the provisions of Section 10 of this Article III, the Directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

Section 10. Voting. The action of the majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by the Articles of Incorporation, these Bylaws, or applicable statute.

Section 11. Telephone Meetings. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 12. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each Director and such written consent is filed with the minutes of proceedings of the Board of Directors.

Section 13. Compensation. Directors shall receive such reasonable compensation for their services as Directors as the Board of Directors may fix or determine from time to time; such compensation may include a fixed sum, shares of capital stock of the Corporation and reimbursement of reasonable expenses incurred in traveling to and from or attending regular or special meetings of the Board of Directors or of any committee thereof.

Section 14. Policies and Resolutions. It shall be the duty of the Board of Directors to insure that the purchase, sale, retention and disposal of the Corporation’s assets, the investment policies and the borrowing policies of the Corporation and the limitations thereon or amendment thereof are at all times:

(a) consistent with such policies, limitations and restrictions as are contained in these Bylaws, or in the Corporation’s Articles of Incorporation, or as described in the Corporation’s ongoing periodic reports filed with the SEC, subject to revision from time to time at the discretion of the Board of Directors without shareholder approval unless otherwise required by law; and

(b) in compliance with the restrictions applicable to real estate investment trusts pursuant to the Internal Revenue Code of 1986, as amended.

Section 15. Nominations. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of Directors shall be made by the Company’s notice of the meeting of shareholders for such election, the Board of Directors, or by any shareholder entitled to vote in the election of Directors generally.

Any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, ninety (90) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of Directors, the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to shareholders. Each notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

ARTICLE IV

Committees

Section 1. Committees of the Board. The Board of Directors may appoint from among its members an executive committee and other committees comprised of two or more Directors. A majority of the members of any committee so appointed shall be Independent Directors. The Board of Directors shall appoint (i) an acquisition committee which is comprised of not less than two members, a majority of whom are Independent Directors and (ii) an audit committee of which is comprised entirely of Independent Directors. To the extent specified by the Board of Directors, each committee may exercise the authority of the Board of Directors, except that a committee may not (i) approve or recommend to shareholders action that is required by law to be approved by shareholders; (ii) fill vacancies on the Board of Directors or on any of its committees, (iii) amend the Articles of Incorporation; (iv) adopt, amend, or repeal these Bylaws; (v) approve a plan of merger not requiring shareholder approval; (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors; or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, references, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the Corporation, to do so within limits, if any, specifically prescribed by the Board of Directors.

Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors.

One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of such absent or disqualified members; provided, however, that in the event of the absence or disqualification of an Independent Director, such appointee shall be an Independent Director.

Each committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by the committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternative members to replace any absent or disqualified member, or to dissolve any such committee.

Section 2. Telephone Meetings. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 3. Action By Committees Without a Meeting. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

ARTICLE V

Officers

Section 1. General Provisions. The officers of the Corporation may consist of a Chairman of the Board, a Vice Chairman of the Board, a CEO, a President, one or more Vice Presidents, a Treasurer, one or more assistant treasurers, a Secretary, and one or more assistant secretaries and such other officers as may be elected in accordance with the provisions of Section 2 of this Article VI. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of President and Secretary. Election or appointment of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. Subordinate Officers, Committees and Agents. The Board of Directors may from time to time elect such other officers and appoint such committees, employees, other agents as the business of the Corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws, or as the Board of Directors may from time to time determine. The Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents.

Section 3. Removal and Resignation. Any officer or agent of the Corporation may be removed by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the CEO, the President or the Secretary. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 4. Vacancies. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 5. General Powers. All officers of the Corporation as between themselves and the Corporation shall, respectively, have such authority and perform such duties in the management of the property and affairs of the Corporation as may be determined by resolution of the Board of Directors, or in the absence of controlling provisions in a resolution of the Board of Directors, as may be provided in these Bylaws.

Section 6. Duties of the Chairman of the Board. The Chairman of the Board of Directors shall preside at all meetings of stockholders and the Board of Directors, and shall have such other duties as may be assigned by resolution of the Board of Directors. The Vice Chairman of the Board of Directors, if any, may preside at meetings of the Board of Directors in the absence of the chairman of the Board of Directors and the CEO, and shall have such others as may be assigned by resolution of the Board of Directors.

Section 7. Duties of the Chief Executive Officer. Subject to the authority of the Board of Directors, the Chief Executive Officer (“CEO”) of the Corporation shall be the highest ranking management officer of the Corporation and shall be primarily responsible for the execution of policies of the Board of Directors. He shall have authority over the general management and direction of the business of the Corporation and its divisions, if any, subject only to the ultimate authority of the Board of Directors. The CEO shall preside at all meetings of the stockholders and Board of Directors in the absence of the Chairman of the Board. He may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of the CEO and such other duties as from time to time may be assigned to him by the Board of Directors. The CEO shall assign or delegate job duties, responsibilities, and authorities to other officers of the Company, or designate others to do so.

Section 8. Duties of the President. In the absence of a CEO, the President shall be the chief executive officer of the Corporation with the duties and authority described in Section 7 above. Otherwise, the President shall be the chief operating officer of the Corporation primarily responsible for and shall have authority over the general management of day-to-day operations of the Corporation and its business and divisions, if any, subject only to the ultimate authority of the Board of Directors and the CEO. In addition, he shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Board of Directors.

Section 9. Duties of the Vice-Presidents. Each Vice-President, if any, shall have such powers and duties as may from time to time be assigned to him by the President or the Board of Directors. Any Vice-President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the President to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

Section 10. Duties of the Treasurer. The Treasurer shall have such powers and duties as may be assigned to him by the President of the Board of Directors. The Treasurer may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

Section 11. Duties of the Secretary. The Secretary shall act as secretary of all meetings of the Board of Directors, the Executive Committee and all other Committees of the Board and shareholders of the Corporation. He shall keep and preserve the minutes of all such meetings in the proper book or books provided for that purpose. He shall see that all notices required to be given by the Corporation are duly given and served; shall have custody of the seal of the Corporation and shall affix the seal or cause it to be affixed to all share certificates of the Corporation and to all documents the execution of which on behalf of the Corporation under its corporate seal is duly authorized in accordance with law or the provisions of these Bylaws; shall have custody of all deeds, leases, contracts and other important corporate documents; shall have charge of the books, records and papers of the Corporation relating to its organization and management as a Corporation; shall see that all reports, statements and other documents required by law (except tax returns) are properly filed; and shall, in general perform, all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors, the CEO or the President.

Section 12. Other Duties of Officers. Any officer of the Corporation shall have, in addition to the duties prescribed herein or by law, such other duties as from time to time shall be prescribed by the Board of Directors, the CEO or the President.

Section 13. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

ARTICLE VI

Contracts, Notes, Checks and Deposits

Section 1. Contracts. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

Section 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

ARTICLE VII

Shares of Stock

Section 1. Certificates of Stock. Shares of the Corporation’s stock may be certificated or uncertificated; provided however each shareholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each kind and class of shares held by him in the Corporation. Each such certificate shall be signed by the CEO or the President or a Vice President and countersigned by the Secretary or an assistant secretary or the Treasurer or an assistant treasurer and may be sealed with the corporate seal.

The signatures on the certificates may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing stock which is restricted as to its transferability or voting powers, which is preferred or limited as to its dividends or as to its share of the assets upon liquidation or which is redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any shareholder, upon request and without charge, a full statement of such information.

Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. Within a reasonable time after issuance or transfer of uncertificated shares of the Corporation, the Corporation shall send, or cause to be sent, to the shareholder a written statement that shall include the information required by the State of Maryland to be set forth on certificates for shares of capital stock.

Section 2. Lost Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 3. Transfer Agents and Registrars. At all such times that the Corporation’s securities are listed on a national securities exchange or qualified for trading in the over-the-counter market, the Board of Directors shall appoint one or more banks or trust companies in such city or cities as the Board of Directors may deem advisable, from time to time, to act as transfer agents and/or registrars of the shares of stock of the Corporation; and, upon such appointments being made, no certificate representing shares shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

Section 4. Transfer of Stock. No transfers of shares of stock of the Corporation shall be made if (i) void ab initio pursuant to any provision of the Corporation’s Articles of Incorporation or (ii) the Board of Directors, pursuant to any provision of the Corporation’s Articles of Incorporation, shall have refused to permit the transfer of such shares. Permitted transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon the instruction of the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and the payment of all taxes thereon, and in the case of certificated shares, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power, and in the case of uncertificated shares, upon receipt of proper transfer instructions from the holder of uncertificated shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, or upon receipt of proper transfer instructions from the holder of uncertificated shares, as to any transfers not prohibited by any provision of the Corporation’s Articles of Incorporation or by action of the Board of Directors thereunder, it shall be the duty of the Corporation to issue new certificated or uncertificated shares to the person entitled thereto, and record the transaction upon its books and cancel any old certificates.

Section 5. Stock Ledger. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each shareholder and the number of shares of stock of each class held by such shareholder.

ARTICLE VIII

Dividends

Section 1. Declaration. Dividends upon the shares of stock of the Corporation may be declared by the Board of Directors, subject to applicable provisions of law and the Articles of Incorporation. Dividends may be paid in cash, property or shares of the Corporation, subject to applicable provisions of law and the Articles of Incorporation.

Section 2. Contingencies. Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining the property of the Corporation, its subsidiaries or any partnership for which it serves as general partner, or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE IX

Seal

Section 1. Seal. The Corporation may have a corporate seal, which may be altered at will by the Board of Directors. The Board of Directors may authorize one or more duplicate or facsimile seals and provide for the custody thereof.

Section 2. Affixing Seal. Whenever the Corporation is required to place its corporate seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE X

Waiver of Notice

Whenever any notice is required to be given pursuant to the Articles of Incorporation or these Bylaws of the Corporation or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XI

Amendment of Bylaws

Section 1. By Directors. The Board of Directors shall have the power to adopt, alter or repeal any Bylaws of the Corporation and to make new Bylaws, except that the Board of Directors shall not alter or repeal this Article XI or any Bylaws made by the shareholders.

Section 2. By Shareholders. The shareholders shall have the power to adopt, alter or repeal any Bylaws of the Corporation and to make new Bylaws.

PROXY

SUPERTEL HOSPITALITY, INC.

1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Kelly A. Walters and Corrine L. Scarpello, as proxy, each with the power to appoint such person’s substitute, and hereby authorizes them to vote, as designated below, all the shares of common stock and Series C convertible preferred stock of Supertel Hospitality, Inc. held of record by the undersigned on April 22, 2014, at the annual meeting of shareholders to be held on May 29, 2014 or any adjournment thereof.

(Please date and SIGN on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

SUPERTEL HOSPITALITY, INC.

May 29, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.supertelinc.com

Please sign, date and mail your proxy card

in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4A, 4B AND 4C. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

(1)	Election of Directors

	[ ]	FOR ALL NOMINEES:

	[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES.

	[ ]	FOR ALL EXCEPT:
(see instructions below)

NOMINEES:

	[ ]	Daniel R. Elsztain

	[ ]	James H. Friend

	[ ]	Donald J. Landry

	[ ]	William C. Latham

	[ ]	John M. Sabin

	[ ]	Corrine L. Scarpello

	[ ]	Kelly A. Walters

	[ ]	George R. Whittemore

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:—-

(2)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the permitted maximum size of the Board of Directors from nine (9) to eleven (11) members.

	[ ]	For

	[ ]	Against

	[ ]	Abstain

(3)	To approve reincorporation of the Company from Virginia to Maryland by merging into a newly formed, wholly-owned Maryland corporation.

	[ ]	For

	[ ]	Against

	[ ]	Abstain

(4A)	To approve a proposal not to require shareholder approval for the board of directors to change the size of the board of the surviving corporation if the Company is reincorporated from Virginia to Maryland.

	[ ]	For

	[ ]	Against

	[ ]	Abstain

(4B)	To approve a proposal to add an additional indemnification provision to the articles of incorporation of the surviving corporation if the Company is reincorporated from Virginia to Maryland.

	[ ]	For

	[ ]	Against

	[ ]	Abstain

(4C)	To approve a proposal permit the board of directors to approve, without action by the shareholders, an increase or decrease in authorized stock of the surviving corporation if the Company is reincorporated from Virginia to Maryland.

	[ ]	For

	[ ]	Against

	[ ]	Abstain

(5)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, and in their discretion for any other matters coming before the meeting.

DATED:            , 2014

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]